Registration No. 2-90309


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
                                ----                 ----
Post-Effective Amendment No.     37                   X
                                ----                 ----
and

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   38                   X
               ----                 ----
                    SUMMIT MUTUAL FUNDS, INC.
       (Exact Name of Registrant as Specified in Charter)

           1876 Waycross Road, Cincinnati, Ohio 45240
            (Address of Principal Executive Offices)

                      (513) 595-2600
             (Registrant's Telephone Number)

John F. Labmeier, Esq.                        Copy to:
The Union Central Life Insurance Company      W. Randolph Thompson, Esq.
P.O. Box 40888                                Suite 410 East
Cincinnati, Ohio 45240                        1025 Thomas Jefferson St., N.W.
(Name and Address of Agent for Service)       Washington, D.C. 20007


It is proposed that this filing will become effective (check appropriate box)
__ immediately upon filing pursuant to paragraph (b) of Rule 485
__ on (date) pursuant to paragraph (b) of Rule 485
__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 _X on February 1, 2003 pursuant to paragraph (a)(1) of Rule 485 __ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 37 under the Securities Act of 1933, and Amendment No. 38 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to update the information in the Summit Pinnacle Funds' prospectus and statement of additional information and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.

                          PART A


           INFORMATION REQUIRED IN A PROSPECTUS

Summit
Mutual                    Prospectus
Funds




                    SUMMIT APEX SERIES
                    S&P 500 Index Fund
                    S&P MidCap 400 Index Fund
                    Russell 2000 Small Cap Index Fund
                    Nasdaq-100 Index Fund
                    EAFE International Index Fund
                    Total Social Impact Fund
                    Balanced Index Fund
                    Lehman Aggregate Bond Index Fund
                    Everest Fund
                    Bond Fund
                    Short-term Government Fund
                    Money Market Fund
                    High Yield Bond Fund
                    Nasdaq-100 Index Fund Class F
                    Total Social Impact Fund Class F
                    Everest Fund Class F







                                     SUMMIT
                   [logo]            MUTUAL
February 1, 2003                     FUNDS

FEBRUARY 1, 2003

                    SUMMIT MUTUAL FUNDS, INC.
----------------------------------------------------------------

                       TABLE OF CONTENTS
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . .  2
FUND PROFILES
 S&P 500 INDEX FUND PROFILE. . . . . . . . . . . . . . . . .  3
 S&P MIDCAP 400 INDEX FUND PROFILE . . . . . . . . . . . . .  5
 RUSSELL 2000 SMALL CAP INDEX FUND PROFILE . . . . . . . . .  7
 NASDAQ-100 INDEX FUND PROFILE . . . . . . . . . . . . . . .  9
 EAFE INTERNATIONAL INDEX FUND PROFILE . . . . . . . . . . . 12
 TOTAL SOCIAL IMPACT FUND PROFILE. . . . . . . . . . . . . . 15
 BALANCED INDEX FUND PROFILE . . . . . . . . . . . . . . . . 18
 LEHMAN AGGREGATE BOND INDEX FUND PROFILE. . . . . . . . . . 21
 EVEREST FUND PROFILE. . . . . . . . . . . . . . . . . . . . 24
 BOND FUND PROFILE . . . . . . . . . . . . . . . . . . . . . 26
 SHORT-TERM GOVERNMENT FUND PROFILE. . . . . . . . . . . . . 29
 MONEY MARKET FUND PROFILE . . . . . . . . . . . . . . . . . 30
 HIGH YIELD BOND FUND PROFILE. . . . . . . . . . . . . . . . 32
FEES AND EXPENSES OF THE FUND. . . . . . . . . . . . . . . . 38
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . . . . 39
 FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . . 39
 FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . . . 40
 HIGH YIELD BONDS. . . . . . . . . . . . . . . . . . . . . . 40
 REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . . 41
 REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . 41
 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . . . 41
 OPTIONS ON SECURITIES INDICES . . . . . . . . . . . . . . . 43
 COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . . . . 43
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . . . . 43
 LENDING FUND SECURITIES . . . . . . . . . . . . . . . . . . 44
 OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . 45
FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . 45
 INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . 45
 ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . . . 46
 SUBADVISORS . . . . . . . . . . . . . . . . . . . . . . . . 46
 EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . 47
 CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . .47
SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . . . .47
 DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) PLAN . . . . . 47
 PRICING OF FUND SHARES. . . . . . . . . . . . . . . . . . . 47
 PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . 48
 REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . 50
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS . . . . . . . . .. 54
FEDERAL TAXES . . . . . . . . . . . . . . . . . . . . . . . .54
STATE AND LOCAL TAXES . . . . . . . . . . . . . . . . . . . .55
S&P, FRANK RUSSELL, NASDAQ, EAFE AND
   TOTAL SOCIAL IMPACT DISCLAIMERS . . . . . . . . . . . . . 55
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . 58
APPENDIX A:  RATINGS . . . . . . . . . . . . . . . . . . . . 72
 CORPORATE BOND RATINGS. . . . . . . . . . . . . . . . . . . 72
 COMMERCIAL PAPER RATINGS. . . . . . . . . . . . . . . . . . 73
APPENDIX B: S&P 500, S&P MIDCAP 400,
   RUSSELL 2000, NASDAQ-100 INDEX AND
   MSCI EAFE INTERNATIONAL INDEX RETURNS . . . . . . . . . . 75

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state. Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                          INTRODUCTION

This prospectus explains the objectives, risks and strategies of thirteen of the twenty-three Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"). Each Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Funds' investment policies and strategies is provided after the Profiles, along with information about Fund expenses for each Fund.

The thirteen Funds included in this Prospectus are part of the Summit Mutual Funds' Summit Apex Series, whose shares are offered to institutional and retail investors. These Funds are also offered to The Union Central Life Insurance Company ("Union
Central") and its exempt separate accounts.

This prospectus offers two classes of shares:
   1) Each Fund offers shares without a sales charge, and
   2) Three Funds (Everest Fund, Nasdaq-100 Index Fund and
      Total Social Impact Fund) also offer shares (Class F shares) that are subject to a Distribution and Share-holder Service (12b-1) Plan.

It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.

INDEX FUNDS

The S&P 500 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

The S&P MidCap 400 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

The Russell 2000 Small Cap Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

The EAFE International Index Fund seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index ("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

The Total Social Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. To pursue this objective, the Fund will invest in ALL stocks that are included in the S&P 500 Index. The Fund also seeks to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to their stakeholders.

The Balanced Index Fund seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

The Lehman Aggregate Bond Index Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index ("Lehman Bond Index").

MANAGED FUNDS

The Everest Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies.

The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.



                       FUND PROFILES


S&P 500 INDEX FUND PROFILE

Investment Objective
The S&P 500 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Fund seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 Index is not feasible. The Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the S&P 500 should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The S&P 500 Index Fund may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R) "). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index .

The Fund may invest up to 20% of its assets in S&P 500 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

Although the Adviser will attempt to invest as much of the S&P 500 Index Fund's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk: The S&P 500 Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the S&P Index Fund has expenses, and the S&P 500 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the S&P 500 Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the S&P 500 Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
      S&P 500 Index Fund Total Returns


                     2001      2002

  7.00%     -----------------------

  0.00%     ------/-----/----------
                  /     /
 -7.00%     ------/     /----------
                  /-----/
-14.00%     -----------------------
                  -12.32%



*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
Return Before Taxes                                 %              %
  Return After Taxes on Distributions(1)(2)         %              %
  Return After Taxes on Distributions
    and Sale of Fund Shares(1)(2)                   %              %
S&P 500 Index(3)                                    %              %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


S&P MIDCAP 400 INDEX FUND PROFILE

Investment Objective
The S&P MidCap 400 Index Fund seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Fund seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the S&P MidCap 400 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The S&P MidCap 400 Index Fund may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDR's(R) "). MidCap SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

The Fund may invest up to 20% of its assets in S&P MidCap 400 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Fund's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk: The S&P MidCap 400 Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of medium sized (mid-cap) companies, such as those listed among the S&P MidCap 400
Index
   occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the S&P MidCap 400 Index Fund has expenses, and the S&P MidCap 400 Index does not, the Fund may be unable to replicate precisely the performance of the
Index.
   While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the S&P MidCap 400 Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the S&P MidCap 400 Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

S&P MidCap 400 Index Fund Total Returns

  8.00%     -----------------------

  4.00%     -----------------------

  0.00%     ------/-----/----------
                  /-----/
 -4.00%     -----------------------
                  -1.70%
 -8.00%     -----------------------

                   2001         2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund

  Return Before Taxes                               %            %
  Return After Taxes on Distributions(1)(2)         %            %
  Return After Taxes on Distributions
      and Sale of Fund Shares(1)(2)                 %            %
  S&P MidCap 400 Index(3)                           %            %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


RUSSELL 2000 SMALL CAP INDEX FUND PROFILE

Investment Objective
The Russell 2000 Small Cap Index Fund seeks investment results that correspond to the investment performance of U.S. commons stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Fund seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Small Cap Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Russell 2000 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Fund's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Fund may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Fund may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000
Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
* Market risk: The Russell 2000 Small Cap Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of small sized (small-cap) companies, such as those listed among the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Correlation risk: Because the Russell 2000 Small Cap Index Fund has expenses, and the Russell 2000 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Russell 2000 Small Cap Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Russell 2000 Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

Russell 2000 Small Cap Index Fund Total Returns

  8.00%     -----------------------------------
                               1.79%
  4.00%     ------------------/-----/----------
                              /-----/
  0.00%     ------/-----/----------------------
                  /-----/
 -4.00%     -----------------------------------
                  -2.63%
 -8.00%     -----------------------------------
                   2000          2001      2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund

   Return Before Taxes                             %             %
   Return After Taxes on Distributions(1)(2)       %             %
   Return After Taxes on Distributions
       and Sale of Fund Shares(1)(2)               %             %
   Russell 2000 Index(3)                           %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


NASDAQ-100 INDEX FUND PROFILE

Investment Objective
The Nasdaq-100 Index Fund seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Fund seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

The Nasdaq-100 Index Fund may invest up to 5% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Fund may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Fund's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
* Market risk: The Nasdaq-100 Index Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

* Concentration risk: The Nasdaq-100 Index Fund is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry (e.g., Technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Fund is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g. Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

* Correlation risk: Because the Nasdaq-100 Index Fund has expenses, and the Nasdaq-100 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

* Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters.

   In an effort to closely replicate the performance of the Nasdaq-100 Index, the Fund will invest its assets in the individual stocks comprised in the Nasdaq-100 Index. Furthermore, the investment in the individual stocks in the Fund will be weighted so that their percentage weighting in the Fund is approximately the same as their percentage weighting in the underlying Nasdaq-100 Index. As a result of this investment strategy, the Nasdaq-100 Index Fund is a nondiversified Fund.

   Notwithstanding the above, the Nasdaq-100 Index Fund intends to qualify as a Registered Investment Company ("RIC") under federal tax law. At any point in time, if following the investment strategy outlined above, of properly weighting the Fund's investments in individual securities to substantially replicate the performance of the Nasdaq-100 Index, would put the Fund in jeopardy of failing the RIC rule on diversification, the Fund intends to immediately alter its investment strategy to comply with the RIC rules. Such alteration would include reducing investment exposure, pro-rata, to those investments causing the Fund to be in jeopardy of violating the RIC rules.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Nasdaq-100 Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Nasdaq-100 Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

       Nasdaq-100 Index Fund Total Returns

                   2000        2001        2002
 10.00%     -----------------------------------

  0.00%     ------/-----/-----/-----/----------
                  /     /     /     /
-10.00%     ------/     /-----/     /----------
                  /     /     /     /
-20.00%     ------/     /-----/     /----------
                  /     /     /     /
-30.00%     ------/     /-----/     /----------
                  /     /     /-----/
                  /-----/
-40.00%     -----------------------------------
                  -36.84%     -34.06%

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
   Return Before Taxes                               %             %
   Return After Taxes on Distributions(1)(2)         %             %
   Return After Taxes on Distributions
       and Sale of Fund Shares(1)(2)                 %             %
   Nasdaq-100 Index(3)                               %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.

Since shares of the Nasdaq-100 Index Fund Class F were first available on July 1, 2002, comparable results for this class of shares is not shown.

EAFE INTERNATIONAL INDEX FUND PROFILE

Investment Objective
The EAFE International Index Fund seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International ("MSCI") EAFE Index ("Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Fund will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The Fund will typically not hold all of the companies in the EAFE Index. The Fund will typically choose to hold the stocks that make up the largest portion of the Index's value in the same proportion as the Index. When choosing the smaller stocks, the Fund will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index without buying all of those stocks. This attempts to maximize liquidity while minimizing costs.

The Adviser will adopt the above "Sampling" strategy until such time as the Adviser believes the Fund has achieved sufficient size to attempt to fully replicate the Index. Full replication would be achieved when the Fund holds all of the securities in the Index in the exact weightings as the Index. Although the Adviser will attempt to invest as much of the Fund's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Fund may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
You could lose money or have less return than the market in general in this Fund. The Fund is subject to these specific risks:

* Market Risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Fund.

* Tracking Error Risk: The Fund may not track the performance of the Index for various reasons, including, but not limited to the following:
    - The Fund incurs administrative expenses and trading costs. The EAFE Index does not.
    - The Fund may not hold all of the stocks in the Index or may weight them differently than the Index.
    - The composition of the Index and Fund may diverge.
    - The timing and magnitude of cash inflows and outflows from investor's purchases and redemptions may create balances of uninvested cash.

* Foreign Stock Market Risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

* Political Risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad.

* Information Risk: Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete, or inaccurate picture of a foreign company.

* Liquidity Risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large effect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

* Regulatory Risk: There is typically less government regulation of foreign markets, companies, and securities.

* Currency Risk: The Fund invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of foreign securities denominated in U.S. dollars.

* Derivatives Risk: The Fund may invest in stock futures and options, and stock index futures and options. The Fund will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Fund will invest in derivatives solely to meet share-holder redemptions or to invest shareholder purchases while maintaining exposure to the market. The principal risks to derivatives used in this context is that it might not be highly correlated with the security for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the EAFE International Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the EAFE Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
EAFE International Index Fund Total Returns


                   2001        2002

 12.00%     -----------------------


  0.00%     ------/-----/----------
                  /     /
                  /     /
-12.00%     ------/     /----------
                  /     /
                  /-----/
-24.00%     -----------------------
                  -21.53%

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was     %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund

Return Before Taxes                                 %              %
  Return After Taxes on Distributions(1)(2)         %              %
  Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)                  %              %
EAFE Index(3)                                       %              %

-------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


TOTAL SOCIAL IMPACT FUND PROFILE

Investment Objective
The Total Social Impact Fund seeks investment results that closely correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. To pursue this objective, the Fund will invest in all stocks that are included in the S&P 500 Index.

The Fund also seeks to promote better business practices by investing more in companies in the Index that conduct their business commendably with respect to their stakeholders.

      Businesses have a role to play in improving the lives of all their customers, employees, and shareholders ("stakeholders") by sharing with them the wealth they have created. Suppliers and competitors as well should expect businesses to honor their obligations in a spirit of honesty and fairness. As responsible citizens of the legal, national, regional and global communities in which they operate, businesses share a part in shaping the future of their communities.

     Attributed to the Caux Institute for Global Responsibility

For example:

Customers deserve high quality products, fair advertising, remedies and respect.

Employees deserve to be treated with dignity, to be paid a living wage on a non-discriminatory basis, to work in a safe environment and to associate freely.

Owner/Investors deserve a fair and competitive return, transparency in company operations, and a voice in corporate governance.

Suppliers deserve mutual respect and long-term stability in return for value, quality, competitiveness, reliability and employment practices that respect human dignity.

Competitors deserve fair and respectful competition.

Communities deserve the support of public policies that promote human development and raise the standards of health, education, workplace safety and economic well-being.

The Environment deserves protection and improvement through sustainable business practices.

Source: The Caux Institute For Global Responsibility Principles
        For Business.  The Caux Principles For Business
        (published in 1994) are the first published worldwide standard for ethical and responsible business practices developed by global business leaders. They are published in sixteen languages.

The use of the Caux principles for business does not in any way constitute an endorsement by Caux of the financial prospects of the Fund or its investment strategy.

Investment Strategies
To pursue its goals, the Fund will invest in all the stocks that are included in the S&P 500 Index. However, the percentage invested in each stock will vary from the S&P 500 Index weighting to reflect the company's Total Social Impact (TSI) rating. The TSI rating reflects the company's scoring on a series of benchmarks corresponding to each of its stakeholders. TSI is a concept developed and trademarked by The Total Social Impact Foundation, Inc. The actual TSI ratings are the product of collaborative research and analytical efforts conducted by The Total Social Impact Foundation, Inc. in conjunction with a group of academic institutions. Summit Investment Partners receives and uses the TSI ratings from The Total Social Impact Foundation, Inc. under an exclusive licensing agreement. TSI ratings range from 1 to 20. Companies with high TSI ratings are overweighted in the Fund at the expense of companies with low TSI ratings, thus encouraging better business practices.

The Fund will give stocks with a TSI rating of 10 approximately the weight that a traditional S&P Index fund would give them; stocks with a TSI rating of 20, about twice that weight and ones with a TSI rating of 1 about 1/10 of that weight. Summit Investment Partners reserves the right to modify the weighting scheme based on a proprietary weighting system.

The Fund may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs"(R)). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

The Fund may invest up to 20% of its assets in S&P 500 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Investments in SPDRs, futures and options will not reflect TSI ratings.

Although the Adviser will attempt to invest as much of the Fund's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options, a portion of the Fund may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Fund may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
*  Market risk:   The Fund's total return, like stock prices
   generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Large company stock risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Investment style risk: TSI ratings will result in overweighting and underweighting most stocks in the S&P 500
   Index. These variances might result in worse (or better) returns.

*  Correlation risk:  Because the Fund has expenses, and the S&P
   500 Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Total Social Impact Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the S&P 500 Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
Total Social Impact Fund Total Returns

                   2001       2002

 12.00%     -----------------------

  0.00%     ------/-----/----------
                  /     /
-12.00%     ------/-----/----------

-24.00%     -----------------------
                  -12.75%

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was      % (quarter ending
).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
Return Before Taxes                                 %             %
  Return After Taxes on Distributions(1)(2)         %             %
  Return After Taxes on Distributions
      and Sale of Fund Shares(1)(2)                 %             %
S&P 500 Index(3)                                    %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.

Since shares of the Total Social Impact Fund Class F were first available on July 1, 2002, comparable results for this class of shares is not shown.


BALANCED INDEX FUND PROFILE

Investment Objective
The Balanced Index Fund seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Fund will invest approximately 60% of its net assets in a Fund of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities as collateral), and Standard & Poor's Depositary Receipts? ("SPDR's") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").
The Fund may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Fund's assets.

The Fund's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 Index is not feasible. The Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Fund and index performance. There can be no assurance that the Fund will achieve a 95% correlation.

The Fund may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs"(R)). SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index .

The Fund's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Aggregate Bond Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Aggregate Bond Index is not feasible due to the large number of securities in the index. The Fund will invest in a representative sample of fixed income securities, which, taken together, are expected to
perform similarly to the Lehman Brothers Aggregate Index.   The
Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Aggregate Bond Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. There can be no assurance that the Fund will achieve a 95% correlation.

The Fund may invest up to 20% of its assets in financial futures contracts and options and S&P 500 Index futures and options contracts in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
* Stock market risk: The Fund's common stock portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

* Interest rate risk: The Fund's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Fund's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have moderate to high level of interest rate risk.

* Credit risk: The Fund's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

   The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high. Therefore, the credit risk of the Fund is expected to be low. The average quality of the Lehman Brothers Aggregate Bond Index, which the Fund attempts to replicate, was AA2 using Moody's Investors Service (See Appendix A: Ratings - Corporate Bond
   Ratings).   Other factors, including interest rate risk and
   prepayment risk cause fluctuation in bond prices.

* Income risk: The Fund's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Fund is expected to be low to moderate.

* Correlation risk: Because the Balanced Index Fund has expenses, and the S&P 500 Index and Lehman Brothers Aggregate Bond Index do not, the Fund may be unable to replicate precisely the performance of the Index. In addition, the Fund intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Aggregate Bond Index, rather than exactly matching the market weighting of each security in its respective index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Balanced Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index whose performances it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
  Balanced Index Fund Total Returns

                   2001        2002

  8.00%     -----------------------

  4.00%     -----------------------

  0.00%     ------/-----/----------
                  /     /
 -4.00%     ------/-----/----------

 -8.00%     -----------------------
                  -4.10%


*Total return for the most recent fiscal year quarter ended
December 31, 2002 was     %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending         ) and the
lowest return for a quarter was     % (quarter ending         ).

Average Annual Total Returns for Years Ended December 31, 2002

                                                 1 Year    Life of the Fund
Return Before Taxes                               %          %
  Return After Taxes on Distributions(1)(2)       %          %
  Return After Taxes on Distributions
      and Sale of Fund Shares(1)(2)               %          %
S&P 500 Index(3)                                  %          %
Lehman Brothers Aggregate Bond Index(3)           %          %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)  Reflects no deduction for fees, expenses or taxes.


LEHMAN AGGREGATE BOND INDEX FUND PROFILE

Investment Objective
The Lehman Aggregate Bond Index Fund seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index ("Lehman Bond Index").

The Lehman Bond Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Aggregate Bond Index Fund normally will invest at least 80% of the value of its assets in:

* Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

* Publicly-traded or 144a debt securities rated BBB- or BAA3 or higher by a nationally recognized rating service such as Standard & Poors or Moody's; or

*  Cash and cash equivalents.

The Fund may invest up to 20% of its assets in financial futures contracts or options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund. As a temporary investment strategy, until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

The Fund will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Fund is downgraded to a rating below investment grade, the Fund may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security.

The Fund will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Fund may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Fund will be unable to hold all of the individual securities which comprise the Lehman Bond Index because of the large number of securities involved. Therefore, the Fund will hold a representative sample of the securities designed to replicate
the total return performance of the Lehman Bond Index.   The
Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Bond Index. A correlation of 100% would represent perfect correlation between the Fund and index performance. The correlation of the Fund's performance to that of the Lehman Bond Index should increase as the Fund grows. There can be no assurance that the Fund will achieve a 95% correlation.

Although the Adviser will attempt to invest as much of the Fund's assets as is practical in bonds included in the Lehman Bond Index, futures contracts and options relating thereto, a portion of the Fund may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks
* Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Like-wise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Fund is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high. Therefore, the credit risk of the Fund is expected to be low.

* Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and callable bonds is expected to be moderate. Therefore, the prepayment risk of the Fund is expected to be moderate.

* Correlation risk: Because the Fund has expenses, and the Lehman Bond Index does not, the Fund may be unable to replicate precisely the performance of the Index. While the Fund remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Lehman Aggregate Bond Index Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
Lehman Aggregate Bond Index Fund Total Returns

                   7.19%

  8.00%     -----------------------
                  /-----/
  6.00%     ------/     /----------
                  /     /
  4.00%     ------/     /----------
                  /     /
  2.00%     ------/     /----------
                  /     /
  0.00%     ------/-----/----------

                   2001        2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending        ) and the
lowest return for a quarter was    % (quarter ending         ).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
Return Before Taxes                                %             %
  Return After Taxes on Distributions(1)(2)        %             %
  Return After Taxes on Distributions
  and Sale of Fund Shares(1) 2)                    %             %
Lehman Brothers Aggregate Bond Index(3)            %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.

EVEREST FUND PROFILE

Investment Objective
The Everest Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Everest Fund will be invested in common stocks. The Fund seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Fund may invest all or a portion of its assets in preferred stocks, bonds, con-vertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Fund may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Fund normally will remain primarily invested in common stocks.

The Everest Fund's investment strategy is based upon the belief of the Fund's Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

   *  securities are out-of-favor,
   *  price/earnings ratios are relatively low,
   *  investment expectations are limited, and
   * there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments.

The Fund may invest up to 20% of its assets in financial futures contracts and options and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize
trading costs.   As a temporary investment strategy, until the
Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

Primary Risks

* Market risk: The Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

* Financial risk: The Fund's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Fund purchases.

* Investment style risk: The Fund's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Everest Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Russell 1000 Value Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]

            Everest Fund Total Returns

                  12.40%       10.45%
 20.00%     -----------------------------------

 15.00%     -----------------------------------
                  /-----/
 10.00%     ------/     /------/-----/---------
                  /     /      /     /
  5.00%     ------/     /------/     /---------
                  /     /      /     /
  0.00%     ------/     /------/     /---------

                   2000         2001       2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was     % (quarter ending         ) and the
lowest return for a quarter was     % (quarter ending         ).

Since shares of the Everest Fund Class F were first available on July 1, 2002, comparable results for this class of shares is not shown.


Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
Return Before Taxes                                 %             %
  Return After Taxes on Distributions(1)(2)         %             %
  Return After Taxes on Distributions
       and Sale of Fund Shares(1)(2)                %             %
Russell 1000 Value Index(3)                         %             %
Russell 2000 Small Cap Index(3)                     %             %

*The Everest Fund's focus since 12/99 has been on large-cap value positions. The fund's benchmark had been the Russell 2000 Small Cap Index which does not match the focus of the portfolio. The Russell 1000 Value more closely matches the fund's focus.
__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


BOND FUND PROFILE

Investment Objective
The Bond Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
The Bond Fund normally will invest at least 75% of the value of its assets in:

    * publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,
    * obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or
    * cash and cash equivalents.

Up to 20% of the Bond Fund's total assets may be invested in:

    * debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds),
    * convertible debt securities,
    * convertible preferred and preferred stocks, or
    * other securities.

The Bond Fund will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto.

The Fund may invest up to 20% of its assets in financial futures contracts or options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

A description of the corporate bond ratings assigned by Standard
& Poor's and Moody's is included in the Appendix.

Primary Risks
* Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Like-wise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

   The Fund maintains an intermediate-term average maturity, and is therefore subject to a moderate level of interest rate risk.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

   The credit risk of the Fund is a function of the credit quality of its underlying securities. The average credit quality of the Fund is expected to be very high. Therefore, the credit risk of the Fund is expected to be low. However, certain individual securities held in the Fund may have substantial credit risk. The Fund may contain up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's Investors Services and below BBB by Standard & Poor's Corporation (See Appendix A:
   Ratings - Corporate Bond Ratings).

* Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the Adviser will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Fund is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Bond Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
        Bond Fund Total Returns

                   7.22%

  8.00%     -----------------------
                  /-----/
  6.00%     ------/     /----------
                  /     /
  4.00%     ------/     /----------
                  /     /
  2.00%     ------/     /----------
                  /     /
  0.00%     ------/-----/----------

                   2001        2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was     %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending         ) and the
lowest return for a quarter was    % (quarter ending         ).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund
Return Before Taxes                                %             %
  Return After Taxes on Distributions(1)(2)        %             %
  Return After Taxes on Distributions
      and Sale of Fund Shares(1)(2)                %             %
Lehman Brothers Aggregate Bond Index(3)            %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


SHORT-TERM GOVERNMENT FUND PROFILE

Investment Objective
The Short-term Government Fund seeks to provide a high level of current income and preservation of capital by investing 100% of its total assets in bonds issued by the U.S. government and its agencies.

Investment Strategies
The Fund will invest 100% of its total assets in bonds issued by, or derivatives related to, the U.S. government and its agencies. The majority of the Fund's holdings will have a maturity or average life of five years or less. The Fund will maintain a dollar-weighed average maturity of less than three years. The Fund may invest up to 20% of its total assets in financial futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund will not use these instruments for speculative purposes. The reasons the Fund will invest in derivatives is to reduce transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

Primary Risks
* Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Like-wise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. The Fund will maintain a short average maturity and is therefore subject to a low level of interest rate risk.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. Given that 100% of the assets held by the Fund are issued by the U.S. government and its agencies, the credit risk to the Fund is very low.

* Income risk: Income risk is the risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for short-term bonds.

* Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, resulting in reinvestment of the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and callable bonds will be low to moderate.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Short-term Government Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows how the Fund's average annual returns for one year and since inception compare with those of the Salomon 1-5 Year Treasury Index whose performance it seeks to replicate. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
Short-term Government Fund Total Returns

                   6.83%
  8.00%     -----------------------
                  /-----/
  6.00%     ------/     /----------
                  /     /
  4.00%     ------/     /----------
                  /     /
  2.00%     ------/     /----------
                  /     /
  0.00%     ------/-----/----------

                   2001        2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was      %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending         ) and the
lowest return for a quarter was    % (quarter ending         ).

Average Annual Total Returns for Years Ended December 31, 2002

                                               1 Year     Life of the Fund

Return Before Taxes                                %             %
  Return After Taxes on Distributions(1)(2)        %             %
  Return After Taxes on Distributions
      and Sale of Fund Shares(1) 2)                %             %
Salomon 1-5 Year Treasury Index(3)                 %             %

__________
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes.


MONEY MARKET FUND PROFILE

Investment Objective
The Money Market Fund seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Investment Strategies
It does this by investing exclusively in high quality short-term securities.

The Fund may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities. However, everything the Fund buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the Fund currently intends to only buy securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the Fund may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules
To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable
$1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

* Individual securities must have remaining maturities of no more than 397 days.
* The dollar-weighted average maturity of the Fund's holdings cannot exceed 90 days.
* All securities must be in the top two credit grades for short-term securities and be denominated in U.S. dollars.

Primary Risks
Money market funds are generally considered to have lower risks than other types of mutual funds. Even so, there are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* Market interest rate risk: As with most money market funds, the most important factor affecting performance is market interest rates. The Fund's yields tend to reflect current interest rates, which means that when these rates fall, the Fund's yield generally falls as well.

* Credit quality risk: If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance. To the extent that the Fund emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

* Other risks: Other factors that could affect performance include:
     - The managers could be incorrect in their analysis of interest rate trends, credit quality or other matters.
     - Securities that rely on outside insurers to raise their credit quality could fall in price or go into default if the financial condition of the insurer deteriorates.

Bar Chart and Performance Table
The bar chart and table below provide some indication of the risk of investing in the Money Market Fund. The bar chart shows the Fund's performance in each calendar year since its inception. The table shows the Fund's average annual returns. The Fund's past performance (before and after taxes) is not necessarily indicative of future performance.

[GRAPHIC OMITTED]
     Money Market Fund Total Returns

                   3.90%

  8.00%     -----------------------

                   3.90%
  4.00%     ------/-----/----------
                  /     /
                  /     /
  0.00%     ------/-----/----------

                   2001      2002

*Total return for the most recent fiscal year quarter ended
December 31, 2002 was     %.

During the period shown in the bar chart, the highest return for
a calendar quarter was    % (quarter ending        ) and the
lowest return for a quarter was    % (quarter ending         ).

Average Annual Total Returns for Years Ended December 31, 2002

                                       1 Year     Life of the Fund
      Money Market Fund                    %             %

To obtain the Fund's current 7-day yield, please call the Fund's toll-free telephone number (1-888-259-7565) or visit the fund's website (www.summitfunds.com).


HIGH YIELD BOND FUND PROFILE

Investment Objective
The High Yield Bond Fund seeks high current income and capital appreciation, secondarily.

Investment Strategies
The Fund invests primarily in high yield, high risk ("junk") bonds, with intermediate maturities. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. The Fund will ordinarily invest at least 80% of its total assets in high yield, high risk bonds, also known as "junk" bonds.

The Adviser will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Adviser's securities selection are credit fundamentals and technical trading factors. The Adviser researches the bonds it purchases to make its own determination of the issuer's creditworthiness and underlying strength. By using this strategy, the Adviser seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.

The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition; (2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

When a corporation or a government entity issues a bond, it generally submits the security to one or more rating organizations, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"). These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer's ability to repay the bond. Bonds with ratings below Baa (Moody's) or BBB (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Adviser determines the comparable rating quality of bonds that are not rated.

High yield, high-risk bonds present both an opportunity and a danger. These junk bonds generally offer higher interest payments because the company that issues the bond -- the issuer -- is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

In response to unfavorable conditions in the high yield bond market, the Fund may make temporary investments, without limitation, such as shifting its investments to money market securities, cash or higher rated bonds, which could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may have other investments that are not part of its principal investment strategies. The Fund may invest in loan participations, convertible securities and preferred stocks. Other types of investments the Fund may use include mortgage-backed or asset-backed securities, collateralized mortgage obligations, stripped mortgage-backed securities, zero-coupon and pay-in-kind bonds, equity securities, warrants, private placements, and foreign securities. See the Statement of Additional Information for more information about these investments.

Primary Risks
There are numerous and significant risks involved in investing in high yield securities. While bonds are generally considered safer than stocks for investors seeking diversification into high yield markets, there are several types of risks that should be considered.

OVERALL, THIS FUND MUST BE CONSIDERED A HIGH-RISK INVESTMENT
SUITABLE ONLY FOR A PORTION OF AN INDIVIDUAL'S PORTFOLIO.

The risks described below could have the effect of reducing the Fund's net asset value, yield or total return:

* Interest rate risk: High yield bonds are sensitive to .. interest rate changes. Generally, when interest rates rise, the prices of these bonds fall and when interest rates fall the prices of these bonds rise. The longer the maturity of these bonds, the greater is this impact from interest rate changes. The value of the Fund's investments also will vary with bond market conditions. Since the Fund is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

* Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security. High yield bonds are below investment grade instruments because of the significant risk of issuer default. The credit risk of the Fund's investments is very high.

* Liquidity and other risks: Other risks of high yield bonds include the market's relative youth, price volatility, sensitivity to economic changes, limited liquidity, valuation difficulties and special tax considerations. There are fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them. Because high yield bonds are a relatively new type of security, there is little data to indicate how such bonds will behave in a prolonged economic downturn. However, there is a risk that such an economic downturn would negatively affect the ability of issuer to repay their debts, leading to increased defaults and overall losses to the Fund.

* Foreign securities risk: Investing in emerging markets debt securities involves political, social and economic risks including the risk of nationalization or expropriation of assets and the risk of war. Certain countries may impose restrictions on foreign investors and on the movement of assets out of the country for periods of one year or more. Such restrictions reduce the liquidity of securities held in such countries and make it difficult or impossible for the Fund to sell the securities at opportune times. Certain trading practices, such as settlement delays or differing hours and days of operation, may also expose the Fund to risks not customary with U.S. investments. Furthermore, it may be more difficult to obtain a judgment in a court outside the U.S.

   Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999 for electronic commerce. Other European countries may participate after that date. This conversion presented unique uncertainties, including whether the payment and operational systems of banks and other financial institutions were ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settle-ment payment systems for the new currency. These or other factors, including political and economical risks, could adversely affect the value of securities held by the Fund. The conversion has not had a material impact on the Fund to date, however, because the Fund invests predominantly, normally over 90% of its assets, in U.S. dollar denominated securities.

* Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters. Consequently, the Fund could become somewhat riskier because it would have the ability to hold a larger position in a fewer number of securities than if it were a diversified investment company.

Since this Fund has not been in effect for at least one calendar year, there is no bar chart or performance table.

                 FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. All expense ratios are adjusted for current expenses.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                                 Management   and Service   Other     Fund Operating
                                    Fees      12b-1 Fees    Expenses    Expenses
                                    ----      ----------    --------    --------
S&P 500 Index Fund                  .30%                    .18%         .48%
S&P MidCap 400 Index Fund           .30%                    .30%         .60%*
Russell 2000 Small Cap Index Fund   .35%                    .40%         .75%*
Nasdaq-100 Index Fund               .35%                    .30%         .65%*
EAFE International Index Fund       .56%                    .69%        1.25%*
Total Social Impact Fund            .45%                    .30%         .75%*
Balanced Index Fund                 .30%                    .30%         .60%*
Lehman Aggregate Bond Index Fund    .30%                    .30%         .60%*
Everest Fund                        .64%                    .26%         .90%
Bond Fund                           .47%                    .25%         .72%
Short-term Government Fund          .45%                    .28%         .73%*
Money Market Fund                   .35%                    .10%         .45%*
High Yield Bond Fund                .65%                    .75%        1.40%
Nasdaq-100 Index Fund Class F       .35%       .25%         .30%         .90%*
Total Social Impact Fund Class F    .45%       .25%         .30%        1.00%*
Everest Fund Class F                .64%       .25%         .26%        1.15%*


* Total Annual Fund Operating Expenses in excess of 1.25% for the EAFE International Index Fund, in excess of 1.15% for the Everest Fund Class F, in excess of 1.00% for the Total Social Impact Fund Class F, in excess of .90% for the Nasdaq-100 Index Fund Class F, in excess of .75% for the Russell 2000 Small Cap Index and Total Social Impact Funds, in excess of .73% for the Short-term Government Fund, in excess of .65% for the Nasdaq-100 Index Fund, in excess of .60% for the S&P MidCap 400 Index, Balanced Index and Lehman Aggregate Bond Index Funds, and in excess of .45% for the Money Market Fund are paid by the investment adviser.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year  3 Years  5 Years  10 Years
S&P 500 Index Fund                     $       $        $        $
S&P MidCap 400 Index Fund              $       $        $        $
Russell 2000 Small Cap Index Fund      $       $        $        $
Nasdaq-100 Index Fund                  $       $        $        $
EAFE International Index Fund          $       $        $        $
Total Social Impact Fund               $       $        $        $
Balanced Index Fund                    $       $        $        $
Lehman Aggregate Bond Index Fund       $       $        $        $
Everest Fund                           $       $        $        $
Bond Fund                              $       $        $        $
Short-term Government Fund             $       $        $        $
Money Market Fund                      $       $        $        $
High Yield Bond Fund                  $        $
Nasdaq-100 Index Fund Class F         $        $         NA       NA
Total Social Impact Fund Class F      $        $         NA       NA
Everest Fund Class F                  $        $         NA       NA

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Fund may invest in foreign securities that are suitable for the Fund's investment objectives and policies. The High Yield Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States.

Foreign securities investments are limited to 25% of net assets for the Everest and Bond Funds. The S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Total Social Impact Fund, Balanced Index Fund and Lehman Aggregate Bond Index Fund are limited to investing in those foreign securities included in the respective Indexes. Each Fund that invests in foreign securities, other than the High Yield Bond Fund, limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Fund net assets; for other countries, the applicable limit is 5% for each Fund. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

* political or economic instability in the foreign country;
* diplomatic developments that could adversely affect the value of the foreign security;
* foreign government taxes;
* costs incurred by a Fund in converting among various currencies;
* fluctuation in currency exchange rates;
* the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
* in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
* less publicly available information about foreign issuers than domestic issuers;
* foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
* securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
* there is often less governmental regulation of exchanges, broker- dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Funds may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The EAFE International Index Fund, Everest Fund, Bond Fund and High Yield Bond Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Funds will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The High Yield Bond Fund may invest without limitation in high yield bonds. The Bond Fund may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

* greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

* greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

* limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair
  value.

REPURCHASE AGREEMENTS
Each Fund may invest in Repurchase Agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. None of the Funds engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the credit-worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Fund except the Money Market Fund may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each eligible Fund may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of an index future depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in market prices. However, because a particular Fund may not be invested in precisely the same proportion as a particular Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

All Funds except the Money Market Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). These Funds may purchase call option contracts to close out a position acquired through the sale of a call option. These Funds will only write options that are traded on a domestic exchange or board of trade.

All Funds except the Money Market Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the eligible Funds will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Fund) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Fund) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Fund) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Fund if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Fund risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Fund may write call options in order to hedge against an expected decline in value of Fund securities.

The Fund may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Fund intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Fund's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund and the Total Social Impact Fund may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. The Balanced Index Fund may purchase or sell options on the S&P 500 Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-term Government Fund, Money Market Fund and High Yield Bond Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Funds may also invest in a variety of more risky CMOs, including interest only, principal only, inverse floaters, or a combination of these securities.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Money Market Fund and High Yield Bond Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund may invest up to 10% of its total assets in asset-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Money Market Fund Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund, Short-term Government Fund and High Yield Bond Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund may invest up to 10% of its total assets in mortgage-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

LENDING FUND SECURITIES
All Funds except the Money Market Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

OTHER INFORMATION
In addition to the investment policies described above, each Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701.

                    FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R. Rodmaker, CFA and David M. Weisenburger, CFA lead the team primarily responsible for the day-to-day management of the S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Balanced Index Fund and Lehman Aggregate Bond Index Fund.

Mr. Rodmaker is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Weisenburger is the Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996.

Stephen J. Dillenburg, CFA and Mr. Weisenburger lead the team primarily responsible for the day-to-day management of the Total
Social Impact Fund.

Mr. Dillenburg is a Managing Partner of the Adviser and has been affiliated with the Adviser and Union Central since November, 1999. Prior thereto, he was Director of Socially Responsible
Investing at Scudder Kemper Investments, Inc.

James R. McGlynn leads the team primarily responsible for the day-to-day management of the Everest Fund. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.

Mr. Rodmaker and Michael J. Schultz lead the team primarily responsible for the day-to-day management of the Bond Fund.

Mr. Schultz leads the team primarily responsible for the day-to-day management of the Short-term Government Fund.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since
1992.

Mr Rodmaker leads the team primarily responsible for the day-to-day management of the High Yield Bond Fund.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Fund on a daily basis, at an annual rate, as follows:

Fund                                Advisory Fee
S&P 500 Index Fund                  .30% of the current value of the net assets.
S&P MidCap 400 Index Fund           .30% of the current value of the net assets.
Russell 2000 Small Cap Index Fund   .35% of the current value of the net assets.
Nasdaq-100 Index Fund               .35% of the current value of the net assets.
EAFE International Index Fund       .56% of the current value of the net assets.
Total Social Impact Fund            .45% of the current value of the net assets.
Balanced Index Fund                 .30% of the current value of the net assets.
Lehman Aggregate Bond Index Fund    .30% of the current value of the net assets.
Everest Fund                        .64% of the current value of the net assets.
Bond Fund                           .47% of the current value of the net assets.
Short-term Government Fund          .45% of the current value of the net assets.
Money Market Fund                   .35% of the current value of the net assets.
High Yield Bond Fund                .65% of the current value of the net assets.
Nasdaq-100 Index Fund Class F       .35% of the current value of the net assets.
Total Social Impact Fund Class F    .45% of the current value of the net assets.
Everest Fund Class F                .64% of the current value of the net assets.


The effective rates paid by each Fund are set forth in the "Fees and Expenses of the Fund" section on page 38.

SUBADVISERS
World Asset Management, a division of Munder Capital Management, 255 E. Brown Street, Suite 250, Birmingham, Michigan 48009, is the investment Subadviser to the EAFE International Index Fund. Munder Capital is a general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

Deutsche Investment Management Americas Inc. ("DIMA") is the investment Subadviser to the EAFE International Index Fund.
DIMA is part of the Deutsche Asset Management Group (DeAM"), the world's largest asset management firm based on assets under
management.  As of December 31, 2002, DeAM had $        billion
in assets and DIMA had $       billion.

Each Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Fund.

As compensation for its services, World Asset Management receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Fund's net assets; provided, however, that World Asset Management has agreed to waive its fee for the first six months of operations. The fee is paid by the Adviser, not the Fund.

As compensation for its services, DIMA receives a monthly fee computed on a daily basis, at an annual rate, equal to .20% of the first $50,000,000, .15% of the next $200,000,000, .12% of the next $750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund.

The Adviser will pay any expenses of the Nasdaq-100 Index Fund Class F and the Total Social Impact Fund Class F, other than the advisory fee for the Fund, to the extent that such expenses exceed .55% of that Fund's net assets. The Adviser will pay any expenses of the Everest Fund Class F, other than the advisory fee for that Fund, to the extent that such expenses exceed .51% of that Fund's net assets.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Fund that incurs them, while other expenses are allocated among the Funds on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the Short-term Government Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .28% of that Fund's net assets. The Adviser will pay any expenses of the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Balanced Index Fund, the Nasdaq-100 Fund, the Total Social Impact Fund and the Lehman Aggregate Bond Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Money Market Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .10% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .40% of that Fund's net assets. The Adviser will pay any expenses of the EAFE International Index Fund, other than the advisory fee for that Fund, to the extent that such expenses exceed .69% of that Fund's net assets.

CAPITAL STOCK
Summit Mutual Funds currently has twenty-six classes of stock, one for each of the twenty-three funds that are offered without a sales charge and one for each of the three funds among the twenty-three funds (Nasdaq-100 Index Fund, Total Social Impact Fund and Everest Fund) that also are offered subject to a Distribution and Shareholder Service (12b-1) Plan, which are offered pursuant to this prospectus. Shares (including fractional shares) of each fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

                   SHAREHOLDER INFORMATION

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN (12b-1) PLAN
Summit Mutual Funds, Inc. has established three new classes of shares that are subject to a Distribution and Shareholder
Service Plan approved by the Company's Board of Directors on March 1, 2002. The three classes of shares are:

    1)  Everest Fund Class F
    2)  Nasdaq-100 Index Fund Class F
    3)  Total Social Impact Fund Class F (each a "Distribution
        Plan Class")

Each Distribution Plan Class pays the Distributor, Carillon Investments, Inc., a fee for payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions for distribution assistance and/or shareholder services in connection with the Distribution Plan Class shares. The fee will not exceed, on an annual basis, 0.25% of the average daily net asset value of each Distribution Plan Class. Because the fee is paid out of the assets or income of the Distribution Plan Class on an ongoing basis, over time, the fee will increase the cost and reduce the return of an investment. During the period ended September 30,
2002, the three classes of shares paid $                  to
Carillon Investments in fees pursuant to the Distribution and Shareholder Service Plan.

The Adviser or Distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

PRICING OF FUND SHARES
The net asset value of the Funds' shares is determined once daily, Monday through Friday at 4:00 p.m. Eastern Time, on days there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Funds are immaterial. The net asset value is calculated by adding the values of all securities and other assets of a Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to each Fund daily.

Securities held by each Fund are valued at market price.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors. Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S.
markets are closed. Because some Funds holds foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

PURCHASE OF SHARES
Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Carillon Investments, Inc. (the "Distributor"), which is affiliated with the Adviser. The Distributor is a registered broker-dealer with offices at 1876 Waycross Road, Cincinnati, Ohio 45240.

MINIMUM INVESTMENTS
The minimum initial investment for shares in a Fund is
1) $5,000; or

2) $1,000 ($500 in the case of an Individual Retirement Account) if the purchaser of shares is any one of the following:
    a) Directors, officers, current or retired employees ("employees"), or agents of The Union Central Life Insurance Company ("Union Central"), or affiliates thereof, or their spouses or dependents; or
    b) Directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with the Distributor relating to the Funds, or their spouses or dependents; or
    c) Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.

The minimum subsequent investment is $50.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.

<caption>F

OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
BY MAIL                                         BY MAIL

Complete an application and mail it along       Make your check payable to Summit Mutual
with a check payable to Summit Mutual           Funds. Please include your sixteen-
Funds, to:                                      digit account number on your check
The Summit Mutual Funds                         and mail it to the address at the left.
c/o U. S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express delivery, mail to:
The Summit Mutual Funds
c/o U. S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

AUTOMATICALLY                                   AUTOMATICALLY
Call 1-888-259-7565 to obtain a purchase        Complete a Periodic Investment Plan
application, which includes information for     Application to automatically purchase
a Periodic Investment Plan.                     more shares.

BY WIRE                                         BY WIRE
Call 1-888-259-7565 prior to sending            Call 1-888-259-7565 prior to sending
the wire in order to obtain a                   the wire in order to obtain a
confirmation number and to                      confirmation number and to
ensure prompt and accurate handling             ensure prompt and accurate handling
of funds. Ask your bank to transmit             of funds. Ask your bank to transmit
immediately available funds  by wire            immediately available funds  by wire
in the amount of your purchase to:              as described at the left.
U.S. Bancorp
777 East Wisconsin Avenue                       Please include your sixteen-digit
Milwaukee, WI 53202ABA Number: 075000022        account number.
Credit to: U. S. Bancorp Fund                   The Summit Mutual Funds and its transfer
Services, LLC                                   agent are not responsible for the
Account Number: 112-952-137                     consequences of delays resulting
Further credit to: Summit Mutual Funds          from the banking or Federal Reserve
(account name and account number)               Wire system, or from incomplete
Summit Mutual Funds and its transfer            wiring instructions.
agent are not responsible
for the consequences of delays
resulting from the banking or Federal
Reserve Wire system, or from
incomplete wiring instructions.

INTERNET                                        INTERNET
Complete an application online at               Call 1-888-259-7565 for a temporary PIN
www.summitfunds.com.  You must also mail        number. This number will allow you to
the signed application along with a             transact online at www.summitfunds.com.
check payable to Summit Mutual Funds to:        You will be asked to change this nubmer the
The Summit Mutual Funds                         first time that you log on.
c/o U. S. Bancorp Fund Services, LLC            Please make sure that your account is set up
P.O. Box 701                                    with bank account instructions to wire funds
Milwaukee, WI 53201-0701.                       for purchases. Also, you must indicate on
For overnight or express delivery, mail to:     your apllication that telephone transactions
The Summit Mutual Funds                         are suthorized in order to complete internet
c/o U. S. Bancorp Fund Services, LLC            transactions.
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

Please be sure to indicate on the application that you wish to have telephone and internet transaction privileges.

BY TELEPHONE EXCHANGE                           TELEPHONE EXCHANGE
Call 1-888-259-7565 to exchange from            Call 1-888-259-7565 to exchange from
another Summit Mutual Funds account with        another Summit Mutual Funds account with
the same registration including name,           the same registration including name,
address and taxpayer ID number.                 address and taxpayer ID number.


--------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
---------------------------------------------------------------
* ADDITIONAL INFORMATION ON BUYING SHARES

* The Funds will not accept payment in cash or third party checks for the purchase of shares.

* Federal regulations require that each investor provide a Social
  Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

* Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form
  of securities that are permissible investments for the respective Fund.

REDEMPTION OF SHARES

SELLING SHARE
Redemption requests for any of the Funds received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 4:00 p.m. Eastern Time will be executed on the next business day.

If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account.

INTERNET
Call 1-888-259-7565 for a temporary PIN number. This number will allow you to make transactions online at www.summitfunds.com.

Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).
----------------------------------------------------------
Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
----------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.
----------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the U.S. Bancorp Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, U. S. Bancorp employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). Investors electing to transfer by internet must enter a personal identification number (PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption.

REDEMPTION IN KIND
Each Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of a Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders, to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of another Fund.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

* Exchanges are available only in states where exchanges may be legally made.

* The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of that Fund.

* If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

* It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
The Adviser may bar excessive traders from purchasing shares of a Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. For example, assume you are invested in a Fund. You can move substantial assets from that Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Funds. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges; and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

SHAREHOLDER REPORTS
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of a Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

AUTOMATED TELERESPONSE SERVICE
Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling U. S. Bancorp Fund Services, LLC at 1-888-259-7565, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a U. S. Bancorp representative.

INTERNET SERVICES
You may also access information about the Funds and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts
(including service fees), please call U. S. Bancorp Fund
Services, LLC at 1-888-259-7565.

         DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of the Money Market Fund are declared daily and paid monthly. Dividends from net investment income of the other Funds are declared and paid as follows:

Annually:                             Quarterly:
S&P 500 Index Fund                    Balanced Index Fund
S&P MidCap 400 Index Fund             Lehman Aggregate Bond Index Fund
Russell 2000 Small Cap Index Fund     Bond Fund
Nasdaq-100 Index Fund                 Short-term Government Fund
EAFE International Index Fund         High Yield Bond Fund
Total Social Impact Fund
Everest Fund

Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                         FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                     STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

    S&P, FRANK RUSSELL, NASDAQ, EAFE AND TOTAL SOCIAL IMPACT
                           DISCLAIMERS

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R) ", "S&P(R) ", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Total Social Impact Fund is not sponsored, endorsed, sold or promoted by The Total Social Impact Foundation,
Inc. ("TSI"). TSI makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of The Total Social Impact
Ratings ("TSI Ratings") to track general stock market performance. TSI's only relationship to Summit Investment
Partners, Inc. and Summit Mutual Funds is the licensing of certain trademarks and trade names of the TSI and of the TSI Ratings which are determined, composed and calculated by TSI without regard to Summit Investment Partners, Inc.
or this Fund. TSI has no obligation to take the needs of the Summit Investment Partners, Inc., Summit Mutual Funds or the owners of this Fund into consideration in determining, encompassing or calculating the TSI Ratings.
TSI is not responsible for and has not participated in the determination of the prices and amount of this Fund or the timing of the issuance or sale of this Fund or in the determination or calculation of the equation by which this Fund is to be converted into cash. TSI has no obligation or liability in connection with the administration, marketing or trading of this Fund.

TSI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS
OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN AND TSI
SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR
INTERRUPTIONS THEREIN.  TSI MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT INVESTMENT
PARTNERS, INC., SUMMIT MUTUAL FUNDS, OWNERS OF THIS FUND,
OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE TSI
RATINGS OR ANY DATA INCLUDED THEREIN. TSI MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE TSI RATINGS OR ANY DATA
INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN
NO EVENT SHALL TSI HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING
LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH
DAMAGES.

FINANCIAL HIGHLIGHTS



(To be filed by amendment)

                    APPENDIX A:  RATINGS


                   CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

     * management;
     * economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
     * competition and customer acceptance of products;
     * liquidity;
     * amount and quality of long-term debt;
     * ten-year earnings trends;
     * financial strength of a parent company and the relationships which exist with the issuer; and
     * recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

     * Liquidity ratios are better than the industry average.
     * Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
     * The issuer has access to at least two additional channels of borrowing.
     * Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
     * Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

APPENDIX B:  S&P 500, S&P MidCap 400, Russell 2000, Nasdaq-100
Index and MSCI EAFE International Index Returns

S&P 500 Index Returns

To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P
500 Index for the period from 1926 to 2002:

          S&P 500 Index Returns (1926-2002)
             Over Various Time Horizons

              1 Year     5 Years    10 Years   20 Years
Best               %           %          %          %
Worst              %           %          %          %
Average            %           %          %          %

Average return may NOT be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P 500 Index and NOT of our S&P 500 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


S&P MidCap 400 Index Returns

To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P
MidCap 400 Index for the period from the inception date of the Index (July, 1991) to 2002:

     S&P MidCap 400 Index Returns (July, 1991-2002)
             Over Various Time Horizons

                   1 Year      3 Year       5 Years
     Best               %            %            %
     Worst              %            %            %

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P MidCap 400 Index and not of our S&P MidCap 400 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index. Further, for almost the entire period of the existence of the S&P MidCap 400 Index, there has been a bull market. There can be no assurance that these market conditions will continue.


Russell 2000 Index Returns

         Russell 2000 Index Returns (1995-2002)
             Over Various Time Horizons

                  1 Year       3 Years      5 Years
     Best               %            %            %
     Worst              %            %            %
     Average            %            %            %

Average return may NOT be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the Russell 2000 Index and NOT of our Russell 2000 Small Cap Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


Nasdaq-100 Index Returns

          Nasdaq-100 Index Returns (1995-2002)
               Over Various Time Horizons

                  1 Year       3 Years      5 Years
     Best               %            %            %
     Worst              %            %            %
     Average            %            %            %

Average return may NOT be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the Nasdaq-100
Index and NOT of our Nasdaq-100 Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.


MSCI EAFE International Index Returns

               MSCI EAFE  Index Returns (1969-2002)
                    Over Various Time Horizons

                 1 Year      3 Years     5 Years     10 Years
Best	                   %           %           %           %
Worst                  %           %           %           %
Average                %           %           %           %

Average return may NOT be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the MSCI EAFE Index and NOT of our EAFE International Index Fund. There is no assurance that the Fund will be able to replicate the performance of the Index.

[Back Cover Page]

A Statement of Additional Information dated February 1, 2003, which contains further information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o U.
S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Funds can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Funds are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000




















SMFI 514APEX 2/03

Summit                          Prospectus
Mutual
Funds








                                  Summit Apex Series

                              Emerging Markets Bond Fund











February 1, 2003                         SUMMIT
                                         MUTUAL
                                         FUNDS

FEBRUARY 1, 2003


                     SUMMIT MUTUAL FUNDS, INC.


                         TABLE OF CONTENTS

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . .  2

FUND PROFILE
  EMERGING MARKETS BOND FUND PROFILE . . . . . . . . . . . .  2

FEES AND EXPENSES OF THE FUND. . . . . . . . . . . . . . . .  5

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS. . . . . . .  7
  FOREIGN SECURITIES . . . . . . . . . . . . . . . . . . . .  7
  FOREIGN CURRENCY TRANSACTIONS. . . . . . . . . . . . . . .  7
  HIGH YIELD BONDS . . . . . . . . . . . . . . . . . . . . .  8
  REPURCHASE AGREEMENTS. . . . . . . . . . . . . . . . . . .  8
  REVERSE REPURCHASE AGREEMENTS. . . . . . . . . . . . . . .  8
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS . . . .  8
  COLLATERALIZED MORTGAGE OBLIGATIONS. . . . . . . . . . . . 10
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. . . . . . . . 10
  LENDING FUND SECURITIES. . . . . . . . . . . . . . . . . . 11
  OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . 11

FUND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . 11
  INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . 11
  ADVISORY FEE . . . . . . . . . . . . . . . . . . . . . . . 12
  EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . 12
  CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . 12

SHAREHOLDER INFORMATION. . . . . . . . . . . . . . . . . . . 12
  PRICING OF FUND SHARES . . . . . . . . . . . . . . . . . . 12
  PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . 13
  REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . 15

DIVIDENDS AND CAPITAL GAINS  DISTRIBUTIONS . . . . . . . . . 18

FEDERAL TAXES. . . . . . . . . . . . . . . . . . . . . . . . 19

STATE AND LOCAL TAXES. . . . . . . . . . . . . . . . . . . . 19

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . 20

APPENDIX A:  RATINGS . . . . . . . . . . . . . . . . . . . . 21
  CORPORATE BOND RATINGS . . . . . . . . . . . . . . . . . . 21
  COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . 22


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

This prospectus explains the objectives, risks and strategies of one of the twenty-three Funds comprising Summit Mutual Funds, Inc. ("Summit Mutual Funds"). The Fund Profile below summarizes important facts about the Fund, including its investment objective, strategy, risks and past investment performance.
More detailed information about some of the Fund's investment policies and strategies is provided after the Profile, along with information about Fund expenses.

This Fund is part of the Summit Mutual Funds' Summit Apex Series, whose shares are offered to institutional and retail investors. These Funds are also offered to The Union Central Life Insurance Company ("Union Central") and its exempt separate accounts. It is anticipated that Union Central will have voting control of Summit Mutual Funds. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of other shareholders.

                          FUND PROFILE

Investment Objective
The Emerging Markets Bond Fund seeks high income and capital appreciation.

Investment Strategies
The Fund invests primarily in government and corporate bonds of emerging markets nations. For its investments, the Fund seeks to identify high yield bonds of financially sound companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial conditions give them greater value relative to other companies in the high yield market. The Fund also uses a fundamental credit analysis of the country and government risks of the countries where the issuers of the bonds are domiciled to identify issuers with greater value relative to other issuers in the same or other countries. The Fund invests predominantly in U.S. dollar denominated bonds. The Fund is nondiversified which means that up to 50% of the Fund's assets may be invested without limitation on the amount invested in a single issuer. Normally, the Fund will not invest more than 5% of its assets in a single issuer.

The Fund invests at least 65% of its total assets in the government and corporate debt securities (bonds) of emerging market nations. In pursuit of maximum income and capital appreciation, the Fund may invest all of its assets in high-risk, non-investment grade ("junk") bonds. Before the Fund invests in a particular country or security, the Adviser applies a market risk analysis that evaluates factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations.

To achieve the Fund's total return objectives while reducing risk, the Fund employs these strategies:

   - Invest in a wide variety of issuers, as described below, to reduce the impact of any single holding on the Fund's total performance
   - Credit analysis of individual issuers through proprietary research
   - Technical analysis of trading and ownership patterns of targeted securities
   - Adjusting the average maturity of the portfolio to take advantage of or to minimize the impact of interest rate fluctuations.

The portfolio's weighted average maturity will normally be between 5 and 10 years, although this may vary substantially with changing market conditions. Because most emerging market debt is issued in U.S. dollars, it is expected that the Fund will not normally have foreign currency holdings. However, the Fund may invest in debt denominated in local currencies or other international currencies. In such cases, the Fund will seek to hedge against currency fluctuations. The Adviser makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company's financial condition has improved; (2) the issuing company's financial position indicates the company will not perform well and the price of the security could fall; or (3) the Adviser identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.

The Fund's investments may include bonds issued directly by the sovereign or corporate entities or those issued by supranational entities, such as the World Bank. The Fund may also invest substantially all of its assets in Brady Bonds. Brady Bonds are used as a means of restructuring the external debt burden of governments in certain emerging market nations. These bonds may be collateralized or uncollateralized and issued in various currencies, although typically they are issued in U.S. Dollars. However, as with any emerging market debt, Brady Bonds are considered speculative, high-risk investments because the value of the bonds can fluctuate significantly based on the issuer's ability to make payment.

Emerging market nations, as defined by the World Bank, the United Nations and other international bodies, are those countries whose economies are in a transitional stage. They may be located in Asia, Eastern Europe, Latin America, Africa or the Middle East. The economies, markets and political structures of these countries generally do not offer the same stability as those of developed nations. As a consequence, securities issued in these emerging markets generally pay a higher yield to compensate investors for higher risks.

The Fund may invest more than 25% of its assets in government and corporate bonds issued by or located in the same country. The Fund does not, however, intend to invest 25% or more of its assets in government debt of a single country (other than the United States or in a single industry or group of industries.) As a rule, the Fund will invest in the securities of issuers from at least three different countries.

In order to provide flexibility in meeting redemptions, expenses and the timing of new investments, the Fund will routinely hold cash or money market securities readily convertible to cash. These cash positions may be increased without limitation during periods of unusual market volatility as a short-term defense. Additionally, the Fund may invest substantially all of its assets in the securities of only one country, including the United States, for temporary defensive purposes. Such investments could cause the Fund not to meet its principal investment objective and policies.

The Fund will buy and sell securities based on its overall objectives of achieving the highest possible total return, which may translate into higher than average portfolio turnover. If the Fund buys and sells securities frequently, there will be increased transaction costs and additional taxable gains to shareholders.

The Fund may also invest in other investments that are not part of its principal investment strategies described above. These other investments include other types of fixed income securities, private placements, loan participations and assignments, convertible bonds and depository receipts. For more information about these types of securities, please consult the Statement of Additional Information.

Primary Risks
There are numerous and significant risks involved in investing in emerging markets securities. While bonds are generally considered safer than stocks for investors seeking diversification into emerging markets, there are several types of risks that should be considered.

Overall, this Fund must be considered a high-risk investment suitable only for a portion of an individual's portfolio.

> Interest rate risk: Any bond fund involves the risk of capital loss due to changes in interest rates. This is a normal process in which rising interest rates cause the price of bonds to fall. There are, additionally, risks associated with high yield (junk) bonds. See the discussion in the section entitled "High Yield Bonds" on page 7.

> Credit risk: Companies and governments in emerging nations may not be as strong financially as those in other nations and may be more vulnerable to changes in worldwide markets and the world economy. The entire securities market in an emerging market nation can experience sudden and sharp price swings. Furthermore, accounting and other financial reporting standards are often less rigorous, so that less information may be available to investors. There is also generally less governmental regulation that may mean less protection for investors.

> Liquidity risk: Because of lower trading volumes and the lack of secondary trading markets for most emerging markets securities, there is a greater potential for price volatility. With fewer buyers, large purchases or sales may have a disproportionate impact on prices.

> Currency risk: The relatively small portion of the portfolio which is not denominated in U.S. dollars is exposed to the fluctuations of the currency markets, as well as the increased costs involved in converting currency into U.S.
   Dollars.

> External risk: Investing in emerging markets debt securities involves political, social and economic risks including the risk of nationalization or expropriation of assets and the risk of war. Certain countries may impose restrictions on foreign investors and on the movement of assets out of the country for periods of one year or more. Such restrictions reduce the liquidity of securities held in such countries and make it difficult or impossible for the Fund to sell the securities at opportune times. Certain trading practices, such as settlement delays or differing hours and days of operation, may also expose the Fund to risks not customary with U.S. investments. Furthermore, it may be more difficult to obtain a judgment in a court outside the U.S.

   Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999 for electronic commerce. Other European countries may participate after that date. This conversion presented unique uncertainties, including whether the payment and operational systems of banks and other financial institutions were ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settle-ment payment systems for the new currency. These or other factors, including political and economical risks, could adversely affect the value of securities held by the Fund. The conversion has not had a material impact on the Fund to date, however, because the Fund invests predominantly, normally over 90% of its assets, in U.S. dollar denominated securities.

> Nondiversification risk: Under securities laws, the Fund is considered a "nondiversified investment company." The Fund is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Fund's tax quarters. Under normal circumstances, such investment of more than 5% in a single issuer will not take place. Occasionally, the Fund may place as much as 10% of its assets in bank deposits or other short-term instruments of a single issuer or custodian.

Since this Fund has not been in effect for one full calendar year, there is no bar chart or performance table.


FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. All expense ratios are adjusted for current expenses.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

                                                         Total Annual
                               Management     Other     Fund Operating
                               Fees           Expenses     Expenses
Emerging Markets Bond Fund       .75%           .85%         1.60%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year   3 Years   5 Years   10 Years
Emerging Markets Bond Fund  $164     $509       NA        NA

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Emerging Markets Bond Fund may invest up to 100% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

  > political or economic instability in the foreign country;
  > diplomatic developments that could adversely affect the
    value of the foreign security;
  > foreign government taxes;
  > costs incurred by a Fund in converting among various
    currencies;
  > fluctuation in currency exchange rates;
  > the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
...> in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
  > less publicly available information about foreign issuers than domestic issuers;
  > foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
  > securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
  > there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Fund may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The Fund may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The Fund may invest without limitation in high yield bonds. These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

  > greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

  > greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

  > limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
The Fund may invest in Repurchase Agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Fund does not engage extensively in repurchase agreements, but may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Fund may enter into futures contracts for hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Fund may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index) at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of an index future depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in market prices. However, because a particular Fund may not be invested in precisely the same proportion as a particular Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). The Fund may purchase call option contracts to close out a position acquired through the sale of a call option. The Fund will only write options that are traded on a domestic exchange or board of trade.

The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Fund's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Fund) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Fund) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Fund) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Fund if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Fund risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Fund may write call options in order to hedge against an expected decline in value of Fund securities.

The Fund may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Fund intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Fund's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Fund may also invest in a variety of more risky CMOs, including interest only, principal only, inverse floaters, or a combination of these securities.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Fund may invest up to 10% of its total assets in asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

The Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The Fund may invest up to 10% of its total assets in mortgage-backed securities. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

LENDING FUND SECURITIES
The Fund may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will continuously maintain collateral equal to at least 100% of the current market value (on a daily market-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Fund will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Fund may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

OTHER INFORMATION
In addition to the investment policies described above, the Fund's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or at P.O. Box 701, Milwaukee, WI 53201-0701.


                        FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Elm Street, Suite 1212, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for Summit Mutual Funds since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Fund and provides administrative services and manages Summit Mutual Funds' business affairs.

Steven R. Sutermeister leads the team primarily responsible for the day-to-day management of the Fund. Mr. Sutermeister is the President of the Adviser and has been affiliated with the Adviser and Union Central since 1990.

ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Fund on a daily basis, at an annual rate, as follows:

Fund                          Advisory Fee
----                          ------------
Emerging Markets Bond Fund    .75% of the current value of the net assets.

The effective rate paid by the Fund is set forth in the "Fees and Expenses of the Fund" section on page 5.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Fund that incurs them, while other expenses are allocated among the Funds on the basis of their relative size (i.e., the amount of their net assets).

CAPITAL STOCK
Summit Mutual Funds currently offers twenty-six classes of stock, one for each of twenty-three funds that are offered without a sales charge and one for each of the three funds among the twenty-three funds (Nasdaq-100 Index Fund, Total Social Impact Fund and Everest Fund) that also are offered subject to a Distribution and Shareholder Service (12b-1) Plan. Shares (including fractional shares) of each fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that fund. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
The net asset value of the Fund's shares is determined once daily, Monday through Friday at 4:00 p.m. Eastern Time, on days there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Funds are immaterial. The net asset value is calculated by adding the values of all securities and other assets of a Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to the Fund daily.

Securities held by the Fund are valued at market price.
Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Directors. Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S.
markets are closed. Because some Funds hold foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

PURCHASE OF SHARES
Shares of the Fund are offered and sold on a continuous basis by the distributor for the Funds, Carillon Investments, Inc. (the
"Distributor"), which is affiliated with the Adviser. The
Distributor is a registered broker-dealer with offices at 1876
Waycross Road, Cincinnati, Ohio 45240.

MINIMUM INVESTMENTS
The minimum initial investment for shares in a Fund is
  1) $5,000;  or
  2) $1,000 ($500 in the case of an Individual Retirement Account) if the purchaser of shares is any one of the following:
      a) Directors, officers, current or retired employees ("employees"), or agents of The Union Central Life Insurance Company ("Union Central"), or affiliates thereof, or their spouses or dependents; or
      b) Directors, officers, employees, or agents of broker-dealers that have entered into selling agreements with the Distributor relating to the Funds, or their spouses or dependents; or
      c) Directors, officers, employees, or affiliates of Summit Mutual Funds or investment advisers or sub-advisers or distributors thereof, or their spouses or dependents.
The minimum subsequent investment is $50.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Funds will be executed the same day, at that day's closing price, provided that payment is received by the close of regular trading hours. Orders received after 4:00 p.m. Eastern Time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form.



OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
BY MAIL                                         BY MAIL

Complete an application and mail it along       Make your check payable to Summit Mutual
with a check payable to Summit Mutual           Funds. Please include your sixteen-
Funds, to:                                      digit account number on your check
The Summit Mutual Funds                         and mail it to the address at the left.
c/o U. S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701.
For overnight or express delivery, mail to:
The Summit Mutual Funds
c/o U. S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

AUTOMATICALLY                                   AUTOMATICALLY
Call 1-888-259-7565 to obtain a purchase        Complete a Periodic Investment Plan
application, which includes information for     Application to automatically purchase
a Periodic Investment Plan.                     more shares.

BY WIRE                                         BY WIRE
Call 1-888-259-7565 prior to sending            Call 1-888-259-7565 prior to sending
the wire in order to obtain a                   the wire in order to obtain a
confirmation number and to                      confirmation number and to
ensure prompt and accurate handling             ensure prompt and accurate handling
of funds. Ask your bank to transmit             of funds. Ask your bank to transmit
immediately available funds  by wire            immediately available funds  by wire
in the amount of your purchase to:              as described at the left.
Firstar Bank, N.A.
777 East Wisconsin Avenue                       Please include your sixteen-digit
Milwaukee, WI 53202ABA Number: 075000022        account number.
Credit to: U. S. Bancorp Fund                  The Summit Mutual Funds and its transfer
Services, LLC                                   agent are not responsible for the
Account Number: 112-952-137                     consequences of delays resulting
Further credit to: Summit Mutual Funds          from the banking or Federal Reserve
(account name and account number)               Wire system, or from incomplete
Summit Mutual Funds and its transfer            wiring instructions.
agent are not responsible
for the consequences of delays
resulting from the banking or Federal
Reserve Wire system, or from
incomplete wiring instructions.

INTERNET                                        INTERNET
Complete an application online at               Call 1-888-259-7565 for a temporary PIN
www.summitfunds.com.  You must also mail        number. This number will allow you to
the signed application along with a             transact online at www.summitfunds.com.
check payable to Summit Mutual Funds to:        You will be asked to change this nubmer the
The Summit Mutual Funds                         first time that you log on.
c/o U. S. Bancorp Fund Services, LLC           Please make sure that your account is set up
P.O. Box 701                                    with bank account instructions to wire funds
Milwaukee, WI 53201-0701.                       for purchases. Also, you must indicate on
For overnight or express delivery, mail to:     your apllication that telephone transactions
The Summit Mutual Funds                         are suthorized in order to complete internet
c/o U. S. Bancorp Fund Services, LLC           transactions.
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207.

Please be sure to indicate on the application that you wish to have telephone and internet transaction privileges.

BY TELEPHONE EXCHANGE                           TELEPHONE EXCHANGE
Call 1-888-259-7565 to exchange from            Call 1-888-259-7565 to exchange from
another Summit Mutual Funds account with        another Summit Mutual Funds account with
the same registration including name,           the same registration including name,
address and taxpayer ID number.                 address and taxpayer ID number.

--------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Summit Mutual Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

o The Fund will not accept payment in cash or third party checks for the purchase of shares.

o Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

o Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

REDEMPTION OF SHARES

SELLING SHARES
Redemption requests for the Fund received by the transfer agent before 4:00 p.m. Eastern Time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 4:00 p.m. Eastern Time will be executed on the next business day.

If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

BY TELEPHONE
Call 1-888-259-7565 with your account name, sixteen-digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

BY MAIL
Mail your instructions to Summit Mutual Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account..

INTERNET
Call 1-888-259-7565 for a temporary PIN number. This number will allow you to make transactions online at www.summitfunds.com.

Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address within the preceding 15 days.)

AUTOMATICALLY
Call 1-888-259-7565 for a Systematic Withdrawal Plan application
($5,000 account minimum and $50 minimum per transaction).
----------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.
----------------------------------------------------------------
The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.
----------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

TELEPHONE REQUESTS
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to the U.
S. Bancorp Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone or internet, U. S. Bancorp employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). Investors electing to transfer by internet must enter a personal identification number (PIN). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Summit Mutual Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Summit Mutual Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

INTERNET OPTIONS
Internet exchange privileges automatically apply to each shareholder who holds telephone exchange privileges and who has requested a temporary PIN from a shareholder service representative. All internet transaction privileges are ONLY available if the shareholder has elected telephone and internet privileges for those same transactions.

ADDITIONAL REDEMPTION INFORMATION
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

ACCOUNTS BELOW THE MINIMUM BALANCE
If your account falls below $1,000, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days' written notice prior to any redemption.

REDEMPTION IN KIND
The Fund intends to pay cash for all shares redeemed, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any 90-day period. If such a redemption request is presented and the Fund deems it to be detrimental to existing shareholders, to pay the redemption in cash, the Fund may pay all or part of the redemption in the Fund's portfolio securities at their then-current market value equal to the redemption price. If you received securities in kind and converted them to cash, you would incur brokerage costs. Redemptions in kind are taxable transactions.

EXCHANGE OF SHARES
Without a sales charge, you may exchange shares of a Fund for shares of another Fund.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Summit Mutual Funds on exchanges. However, Summit Mutual Funds reserves the right to impose a charge in the future. Summit Mutual Funds reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

o Exchanges are available only in states where exchanges may be legally made.

o The minimum amount which may be exchanged is the lesser of $1,000 or all the shares of the Fund.

o If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

o It may be difficult to make telephone exchanges in times of drastic economic or market changes.

EXCESSIVE TRADING
The Adviser may bar excessive traders from purchasing shares of the Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Funds within any 120-day period. For example, assume you are invested in a Fund. You can move substantial assets from that Fund to another Fund and, within the next 120 days, sell your shares in that Fund to return to the first Fund. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Funds. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges; and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

SHAREHOLDER REPORTS
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of a Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for Funds held in brokerage, retirement or other similar accounts.

AUTOMATED TELERESPONSE SERVICE
Shareholders using a touch-tone telephone can access information on the Funds twenty four hours a day, seven days a week. When calling U. S. Bancorp Fund Services, LLC at 1-888-259-7565, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a U. S. Bancorp representative.

INTERNET SERVICES
You may also access information about the Fund and your account balances by visiting our website at www.summitfunds.com.

RETIREMENT PLANS
The Fund offers individual retirement accounts including SIMPLE and SEP IRAs. For details concerning Retirement Accounts
(including service fees), please call U. S. Bancorp Fund
Services, LLC at 1-888-259-7565.

          DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends from net investment income of the Fund are declared and paid quarterly.

Any capital gains are distributed annually. Your dividends and capital gains distributions will be reinvested automatically in additional shares unless you notify Summit Mutual Funds that you elect to receive distributions in cash.

If you have elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                        FEDERAL TAXES

The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Fund shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Fund shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Fund shares, including an exchange for Fund shares of another Fund, based on the difference between your tax basis in the Fund shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Fund shares.) Any loss realized on Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Fund shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Fund shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                    STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                              Emerging Markets Bond Fund

                                                         Period from
                                    Period ended      July 9, 2001(1) to
                                  September 30, 2002  September 30, 2001
                                  ------------------  ------------------
Net Assets Value,
  Beginning of period                                          $5.81
                                                               -----
Investment Activities:
  Net investment income                                          .17
  Net realized and unrealized
       gain / (loss)                                            (.78)
                                                               -----
Total from Investment Activities                                (.61)
                                                               -----
Distributions:
  Net investment income                                         (.06)
  Return of capital                                              ---
  Net realized gains                                             ---
                                                               -----
Total Distributions                                             (.06)
                                                               -----
Net Asset Value,
  End of period                                                $5.14
                                                               =====
Total Return                                                  (10.56%)

Ratios / Supplemental Data:
Ratio of Expenses to
 Average Net Assets - Net(2)                                    1.50%(3)

Ratio of Expenses to
 Average Net Assets - Gross                                     1.50%(3)

Ratio of Net Investment Income
 to Average Net Assets                                         13.02%(3)

Portfolio Turnover Rate                                         0.00%(3)

Net Assets, End of Period (000's)                            $16,120

----------
(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

                     APPENDIX A:  RATINGS


CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

   Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

   AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

   A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
   o management;
   o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
   o competition and customer acceptance of products;
   o liquidity;
   o amount and quality of long-term debt;
   o ten-year earnings trends;
   o financial strength of a parent company and the relationships which exist with the issuer; and
   o recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

   o Liquidity ratios are better than the industry average.
   o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
   o The issuer has access to at least two additional channels of borrowing.
   o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
   o Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

[Back Cover Page]

A Statement of Additional Information dated February 1, 2003, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in Summit Mutual Funds' annual and semi-annual reports to shareholders. In Summit Mutual Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling Summit Mutual Funds, c/o U.
S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds' Statement of Additional Information, annual and semi-annual reports and certain other information about the Funds can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Funds are also available without charge at the SEC's web site:
http://www.sec.gov.

File 811-04000

















SMFI 514APEX 2/03

                            PART B


                   INFORMATION REQUIRED IN A
              STATEMENT OF ADDITIONAL INFORMATION

                   SUMMIT MUTUAL FUNDS, INC.
                       Summit Apex Series
----------------------------------------------------------------

              STATEMENT OF ADDITIONAL INFORMATION

February 1, 2003

This Statement of Additional Information regarding fourteen of the twenty-three Funds of Summit Mutual Funds, Inc. ("Summit Mutual Funds"), is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds' current Prospectus, dated February 1, 2003, which may be obtained by calling Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, (888) 259-7565, or by writing Summit Mutual Funds, c/o U. S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701.

Summit Mutual Funds is an open-end management investment
company.
                     ------------------------

                        TABLE OF CONTENTS
                                                           Page
Investment Policies (39) . . . . . . . . . . . . . . . . . .  2
 Money Market Instruments, Other Securities
    and Investment Techniques. . . . . . . . . . . . . . . .  2
 Certain Risk Factors Relating to High Yield,
    High Risk Bonds and Emerging Markets Securities. . . . . 10
 Investments in Foreign Securities . . . . . . . . . . . . . 11
 Futures Contracts . . . . . . . . . . . . . . . . . . . . . 16
 Options . . . . . . . . . . . . . . . . . . . . . . . . . . 19
 Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . 22
 Loan Participations and Assignments . . . . . . . . . . . . 23
 Short Sales . . . . . . . . . . . . . . . . . . . . . . . . 23
 Lending Portfolio Securities . . . . . . . .  . . . . . . . 24
 Hybrid Instruments . . . . . . .  . . . . . . . . . . . . . 24
 Additional Investment Policies - Money Market Fund. . . . . 25
Investment Restrictions . . . . . . .  . . . . . . . . . . . 27
Portfolio Turnover. . . . . . .  . . . . . . . . . . . . . . 30
Management of the Fund (45) . . . . . . .  . . . . . . . . . 31
 Directors and Officers . . . . . . .  . . . . . . . . . . . 31
 Investment Adviser . . . . . . .  . . . . . . . . . . . . . 34
 Payment of Expenses. . . . . . .  . . . . . . . . . . . . . 34
 Advisory Fee . . . . . .  . . . . . . . . . . . . . . . . . 35
 Investment Advisory Agreement and Administrative
    Services Agreement. . . . . . .  . . . . . . . . . . . . 36
 Investment Subadvisory Agreements . . . . . . . . . . . . . 37
 Service Agreement . . . . . . . . . . . . . . . . . . . . . 37
 License Agreement . . . . . . . . . . . . . . . . . . . . . 37
 Securities Activities of Adviser. . . . . . . . . . . . . . 37
 Code of Ethics. . . . . . . . . . . . . . . . . . . . . . . 38
Determination of Net Asset Value (47). . . . . . . . . . . . 38
Purchase and Redemption of Shares (48) . . . . . . . . . . . 39
Taxes (54) . . . . . . . . . . . . . . . . . . . . . . . . . 39
Fund Transactions and Brokerage. . . . . . . . . . . . . . . 39
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . 40
General Information (2). . . . . . . . . . . . . . . . . . . 40
 Capital Stock . . . . . . . . . . . . . . . . . . . . . . . 40
 Voting Rights . . . . . . . . . . . . . . . . . . . . . . . 41
 Additional Information. . . . . . . . . . . . . . . . . . . 42
Independent Auditors . . . . . . . . . . . . . . . . . . . . 42
Appendix A: S&P, Frank Russell, NASDAQ, EAFE
    and Total Social Impact Disclaimers. . . . . . . . . . . 42
________
( ) indicates page on which the corresponding section appears in the Prospectus.

----------------------------------------------------------------
SMFI  515 SAI-APEX 2/03

                     SUMMIT MUTUAL FUNDS, INC.

                        INVESTMENT POLICIES

The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments, Other Securities and Investment
Techniques

Each Fund may invest in money market instruments whose characteristics are consistent with the Fund's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Fund, except for the Short-term Government Fund, may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Funds) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Funds will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Fund's net assets would then be invested in such repurchase agreements and other illiquid securities. The Funds will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Funds' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Fund in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund transfers possession of Fund securities to banks in return for cash in an amount equal to a percentage of the Fund securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Fund assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Each Fund, except for the Short-term Government Fund, may invest in certificates of deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits.  Each Fund, except for the Short-term Government
Fund, may invest in time deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. Each Fund, except for the Short-term Government Fund, may invest in bankers' acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Each Fund, except for the Short-term Government Fund, may invest in commercial paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Short Term Corporate Debt Securities. Each Fund, except for the Short-term Government Fund, may invest in investment grade short term corporate debt securities with a remaining maturity of one year or less. The High Yield Bond Fund, the Bond Fund and the Emerging Markets Bond Fund may invest in below investment grade ("junk") corporate debt securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Summit Mutual Funds' custodian bank in which it will maintain cash or cash equivalents or other Fund securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Fund, except the S&P 500 Index
Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq -100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The High Yield Bond Fund and Emerging Markets Bond Fund may each invest up to 10% of its total assets in asset-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Money Market Fund may invest without limitation in asset-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Fund.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Money Market Fund, may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 10% of their total assets in mortgage-backed securities. The Balanced Index Fund, Lehman Aggregate Bond Index Fund, Everest Fund, Bond Fund and Short-term Government Fund may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Fund's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Short-term Government Fund may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner=s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Short-term Government Fund may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders= payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each Fund, except the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Each Fund may invest in FNMA and FHLMC mortgage-backed obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations ("CMOs"). Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund, may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund, may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.
Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an
IO), while the other class will receive all of the principal (a
PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, and the Money Market Fund, may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities and, accordingly, each Fund, except for the High Yield Bond Fund and Emerging Markets Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 10% of the Fund's net assets. The High Yield Bond Fund and Emerging Markets Bond Fund, will limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Furthermore, each Fund, other than the High Yield Bond Fund and the Emerging Markets Bond Fund, limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Funds will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds. Each Fund, other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, and the Total Social Impact Fund may invest in zero-coupon bonds. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 25% of its total assets in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Fund, other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Money Market Fund, may invest in pay-in-kind bonds. The High Yield Fund and Emerging Markets Fund may invest up to 25% of its total assets in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds. Each Fund, except the S&P 500 Index Fund, the S&P 400 MidCap Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Short-term Government Fund, and the Money Market Fund, may invest in convertible bonds. The High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 10% of its assets in convertible bonds. The Bond Fund may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

While the High Yield Fund and Emerging Market Bond Fund intend to invest primarily in debt securities, they may invest in convertible bonds. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the High Yield Fund and Emerging Markets Fund may consider convertible bonds to gain exposure to such markets.

Equity Securities. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Everest Fund may invest in equity securities without restriction. The Balanced Index Fund generally invests 60% of the Fund in equity securities. The Bond Fund, High Yield Bond Fund and Emerging Markets Bond Fund may invest up to 25% of their assets in equities. The Lehman Aggregate Bond Index Fund and the Short-term Government Fund may not invest in equity securities.

Unit Investment Trusts. Any Index-based Fund may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Fund's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Fund's assets.

Private Placements (Restricted Securities). Each Fund other than the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund and the Short-term Government Fund, may invest in securities, including restricted securities (privately-placed debt securities), which are not readily marketable. The High Yield Bond Fund and Emerging Markets Bond Fund will not acquire such securities if, as a result, they would comprise, together with all other illiquid securities, more than 15% of the value of each Fund's net assets.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be priced at fair value as determined in good faith by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored, and if, as a result of changed conditions, it is determined that a 144A security held in the High Yield Bond Fund or the Emerging Markets Bond Fund is no longer liquid, the affected Fund's holdings of illiquid securities will be reviewed to determine what, if any, steps are required, to assure that the High Yield Bond Fund or Emerging Markets Bond Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High Yield, High Risk Bonds and Emerging Markets Securities
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds and emerging markets securities. Because of their investment policies, the High Yield Fund and the Emerging Markets Bond Fund may not be suitable or appropriate for all investors. The Funds are designed for intermediate to long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in intermediate to long-term, high yield, high risk, medium- and lower-quality, fixed-income securities (in the case of the High Yield Bond Fund and the Emerging Markets Bond Fund) and in emerging market securities (in the case of the Emerging Markets Bond Fund). Consistent with an intermediate to long-term investment approach, investors in these Funds should not rely on these Funds for their short-term financial needs. The principal value of the lower-quality securities in which these Funds invest will be affected by interest rate levels, general economic conditions, specific industry conditions (in the case of the High Yield Bond Fund) and the creditworthiness of the individual issuer. In addition, the principal value of the lower-quality securities in which the Emerging Markets Bond Fund invests will be affected by social, economic and political conditions of emerging market nations in which the Fund invests. Although these Funds seek to reduce risk by portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that these Funds will achieve these results.

The Funds' prospectus, for the Bond Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund, in the sections entitled "Investment Strategies" and "Primary Risks", describe the special considerations and additional risk factors associated with each Fund's investments in lower-rated debt securities commonly referred to as "junk bonds," and investing abroad in emerging market nations (in the case of the Emerging Markets Bond Fund).

EMERGING MARKETS
The economies, markets, and political structures of a number of the countries in which the EAFE International Index Fund and the Emerging Markets Bond Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

HIGH YIELD/HIGH RISK SECURITIES
Larger bond issues are evaluated by nationally recognized statistical rating organizations (each, an "NRSRO") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's") on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. The Adviser's research analysts also evaluate all portfolio holdings of the Funds, including those rated by an NRSRO. Other things being equal, lower-rated bonds generally have higher yields due to greater risk. High yield, high risk securities are those rated below "Baa" by Moody's or "BBB" by Standard & Poor's or those that are not rated but judged by the Adviser to be of comparable quality. While the Funds are permitted to purchase defaulted bonds, the Adviser will acquire such securities only if the portfolio manager foresees the potential for significant capital appreciation.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
American Depositary Receipts.   All Funds, except the Short-term
Government Fund, the Lehman Aggregate Bond Index Fund, and the Money Market Fund, may invest in American Depository Receipts. American Depositary Receipts ("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depository Receipts The EAFE International Index Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts ("DRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDR's represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Sovereign Debt Securities The Bond Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds, and the Emerging Markets Bond Fund may invest substantially all of its assets in such securities. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Funds' holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Funds may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds, particularly the Emerging Markets Bond Fund, may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each Fund that engages
in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolios from adverse currency movements, based on the Adviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser expected, so the use of forwards could adversely affect a Fund's total return.

The Funds may enter into forward foreign currency exchange contracts under the following circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Adviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Fund will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Each Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Funds may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Fund's net asset value.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt securities
will expose the Funds to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities. The EAFE International Index Fund may invest 100% of its net assets in foreign securities. Subject to the Fund's quality and maturity standards, the High Yield Bond Fund and Emerging Markets Bond Fund may invest without limitation in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States, and the Emerging Markets Bond Fund may invest up to 100% of its net assets in non-U.S. dollar-denominated fixed-income securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, investments in the Funds involve risks that are different in some respects from investments in a fund which invests only in debt obligations of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

In addition to the foreign securities listed above, the High
Yield Bond Fund and the Emerging Markets Bond Fund may invest in foreign sovereign debt securities which involve certain additional risks. See "Foreign Sovereign Debt Securities" above.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Fund intends to buy, all Funds except the Money Market Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase. As a temporary investment strategy, until a Fund reaches $50 million in net assets, the Everest Fund, the S&P MidCap 400 Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Lehman Aggregate Bond Index Fund, the Balanced Index Fund and the Short-term Government Fund may invest up to 100% of their assets in such futures and/or options contracts. Thereafter, the above mentioned Funds may invest up to 20% of the Fund's assets in such futures and/or options contracts. In addition, the S&P 500 Index Fund and the Bond Fund may invest up to 20% of the Fund's assets in such futures and/or options contracts. There is not a temporary investment strategy for the S&P 500 Index Fund or the Bond Fund. Lastly, the High Yield Bond Fund and Emerging Markets Bond Fund may invest in futures contracts or options thereon as a bona-fide hedge if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would not exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in the calculation of the 5% limitation. The Funds do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Fund does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a Fund may not be invested in precisely the same proportion as an Index, it is likely that the price changes of the Fund's index futures positions will not match the price changes of the Fund's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Funds will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Funds' objectives in these areas.

Regulatory Limitations. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, risk management and other permissible purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Funds, an amount of cash, U.S. Government securities or other liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Funds' custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Fund that is eligible to use futures contracts
may elect to close some or all of its futures positions at any time prior to their expiration. A Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Funds of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Funds for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period

Options
The Total Social Impact Fund, the Bond Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Short-term Government Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Fund. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Everest Fund and the Balanced Index Fund may enter into options on futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the above Funds may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Fund may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

Although the Funds will write only options and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Funds will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Fund's ability to effect closing transactions.

The Total Social Impact Fund, the Balanced Index Fund, the Lehman Aggregate Bond Index Fund, the Bond Fund, the Short-term Government Fund, the High Yield Bond Fund and the Emerging Markets Bond Fund may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Russell 2000 Small Cap Index Fund, the Nasdaq-100 Index Fund, the EAFE International Index Fund, the Total Social Impact Fund, the Balanced Index Fund and the Everest Fund may write call options on futures contracts on the Index in which they are eligible to invest, or securities included therein, only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to better meet its investment objectives. The Funds will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Fund) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Fund is exercised, the Fund intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Fund. If the option is exercised, the Fund might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Fund than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 Index, S&P 400 Index, Russell 2000 Index, Nasdaq-100 Index and EAFE futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Fund will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Limitations on the Use of Options on Futures. The Funds will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

The Funds will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

All of the futures options transactions employed by a Fund will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

Custodial Procedures and Margins. Summit Mutual Funds' Custodian acts as its escrow agent as to securities on which a Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of Summit Mutual Funds' custodian, although such control might be limited by the escrow receipts issued.

At the time the Fund sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Fund will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Fund to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Fund defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Warrants
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in warrants; however, not more than 5% of a Fund's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% may be invested at the time of purchase in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Loan Participations and Assignments
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of emerging market nations. Emerging market nations debt securities or obligations will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. (For a discussion of risks associated with investing in securities in emerging market nations, see "Foreign Sovereign Debt Securities" above.) The loans underlying such participations may be secured or unsecured, and the Funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities in a private placement, the Funds will treat loan participations as securities and not subject to their fundamental investment restrictions prohibiting the Funds from making loans.

There is not a recognizable, liquid public market for loan participations. Hence, each Fund will consider loan participations as illiquid securities and subject them to the Fund's restrictions on investing no more than 15% of net assets in illiquid securities.

Where required by applicable SEC positions, the High Yield Bond Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction with respect to investing more than 5% of Fund assets in the securities of a single issuer. The Emerging Markets Bond Fund is not subject to such a restriction.

Short Sales
The High Yield Bond Fund and the Emerging Markets Bond Fund may make short sales for hedging purposes to protect the Funds against companies whose credit is deteriorating. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Funds' short sales will be limited to securities listed on a national securities exchange and to situations where a Fund owns a debt security of a company and will sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company.
No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of a Fund's net assets.

To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities or other liquid securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

Lending Portfolio Securities
All Funds except the Money Market Fund may lend portfolio securities with a value up to 33 1/3% of their total assets. Such loans may be terminated at any time. The Fund will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Hybrid Instruments
The High Yield Bond Fund and the Emerging Markets Bond Fund may invest in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated debt security that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund. Hybrids can have volatile prices and limited liquidity and their use by the Fund may not be successful. Each Fund may invest up to 10% of its total assets in hybrid instruments.

ADDITIONAL INVESTMENT POLICIES - MONEY MARKET FUND

The Money Market Fund seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved. The Fund uses the amortized cost method of securities valuation.

The Money Market Fund purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are U.S. dollar-denominated and at the time of purchase are rated, or judged by the Adviser, subject to the supervision of the Directors, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). In addition, the Adviser seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Fund which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities eligible for investment by Money Market Fund rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Adviser. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. The Money Market Fund may also hold cash. Shares of the Fund are not insured by an agency of the U.S. Government. Securities and instruments in which the Fund may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

The Money Market Fund may invest in certificates of deposit and bankers' acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Fund will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks.

The Money Market Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (I) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

The assets of the Money Market Fund consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Fund will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund's investments varies according to the Adviser's appraisal of money market conditions.

The Fund may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Fund may not make more than one such investment at any time. The Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund. Further, the Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Fund.

The Money Market Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Summit Mutual Funds' Board of Directors has approved guidelines for use by the Adviser in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; or
(ii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund"s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that
prevailed when it decided to sell.   Where a registration
statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Adviser will monitor the liquidity of such restricted securities subject to the supervision of Summit Mutual Funds' Board of Directors. In reaching liquidity decisions, the Adviser will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Money Market Fund may also invest in asset back securities, which may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

For purposes of determining the percentage of the Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

The net investment income of the Fund is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

                    INVESTMENT RESTRICTIONS

Summit Mutual Funds has adopted the following fundamental restrictions relating to the investment of assets of the Funds and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Fund affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Fund may be effected with the approval of the majority of the outstanding voting shares of that Fund only. Summit Mutual Funds' fundamental investment restrictions provide that no Fund is allowed to:

 (1) Issue senior securities (except that each Fund may borrow money as described in restriction [9] below).

 (2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Fund, High Yield Bond Fund and Emerging Markets Bond Fund), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

 (3) Purchase more than either: (i) except for the High Yield Fund, 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer (except that up to 25% of the value of the High Yield Fund may be invested without regard to this restriction), except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

 (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumental-ities. This restriction does not apply to the Nasdaq-100 Index Fund, High Yield Bond Fund and Emerging Markets Bond Fund.

 (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Funds (other than the Money Market Fund) in compliance with non-fundamental restrictions [6, 7, 9 and 10] below.

 (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. This restriction does not apply to the High Yield Bond Fund and the Emerging Markets Bond Fund.

 (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

 (8) Lend its securities if, as a result, the aggregate of such loans would exceed one-third of the Fund's total assets, except that the Money Market Fund may not lend securities.

 (9) Borrow amounts in excess of 10% of its total assets (or 15% of the total assets of the High Yield Fund and 33% of the total assets of the Emerging Markets Bond Fund), taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

 (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

 (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments. This restriction does not apply to the High Yield Bond Fund or the Emerging Markets Bond Fund.

 (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Fund may:

 (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Fund securities with the other Funds or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

 (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer. This restriction does not apply to the Emerging Markets Bond Fund.

 (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

 (4)  Invest in companies for the purpose of exercising control
      (alone or together with the other Funds).

 (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UITs designed to track an Index and only if immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The Everest Fund, S&P 500 Index Fund, S&P MidCap 400 Index Fund, Russell 2000 Small Cap Index Fund, Nasdaq-100 Index Fund, EAFE International Index Fund, Total Social Impact Fund, Balanced Index Fund, Lehman Aggregate Bond Index Fund and Short-term Government Fund may not:

 (6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Fund reaches $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

 (7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Fund's assets consist of collateral for outstanding options.

Summit Mutual Funds has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

The High Yield Bond Fund and the Emerging Markets Bond Fund may not:

 (8) Invest more than 10% of the Fund's total assets in common stocks (including up to 5% in warrants.

 (9) Enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain CFTC regulations, may be excluded in computing such 5%.

 (10) Invest in options except in furtherance of the Fund's investment objective and policies, and in this connection the Fund may: (i) buy and sell covered and uncovered put, call and spread options on securities, securities and other financial indices, and currencies; and (ii) purchase, hold, and sell contracts for the future delivery of securities and currencies and warrants where the grantor of the warrants is the issuer of the underlying securities.

 (11) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities. For purposes of this restriction, collateral arrangements with respect to options and futures transactions shall not be deemed to involve the use of margin. This restriction does not apply to the Emerging Markets Bond Fund.

 (12) Invest more than 15% of the value of its net assets in illiquid securities.

 (13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors. This restriction does not apply to the Emerging Markets Bond Fund.

 (14) Sell securities short if, after giving effect to such short sale, the total market value of all securities sold short would exceed 2% of the Fund's net assets or sell securities short unless the securities are listed on a national securities exchange. This restriction does not apply to the Emerging Markets Bond Fund.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

                    PORTFOLIO TURNOVER

Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Under the above definition, the Money Market Fund will have no portfolio turnover.

A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Fund. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Funds and their shareholders.
However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. The annual portfolio turnover rates for the Funds are set forth in the Financial Highlights section of the Prospectus.


                       MANAGEMENT OF THE FUND
                       Directors and Officers

Independent Directors

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by
Director
---------------------    ---------   --------  ---------------------     --------   ---------------
-
George M. Callard, M.D.   Director   Director  Professor of Clinical        23      Health Alliance
2345 Bedford Avenue                  since     Surgery, University                  of Cincinnati
Cincinnati, Ohio 45208                1987     of Cincinnati
(Age 69)

Theodore H. Emmerich      Director   Director  Consultant; former Partner,  23      American Financial
1201 Edgecliff Place                 since     Ernst & Whinney,                     Group; former
Cincinnati, Ohio 45206               1987      Accountants                          Director, Summit
(76)                                                                                Investment Trust
                                                                                    (two Portfolios)

Yvonne L. Gray            Director   Director  Chief Operating Officer,     23
1400 Reading Road                    since     United Way and Community
Cincinnati, Ohio 45202               1999      Chest; prior thereto,
(51)                                           Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank

David C. Phillips         Director   Director  Co-Founder and Treasurer,    23      Meridian
37 W. Seventh Street                 since     Cincinnati Works Inc.               Bioscience, Inc.
Suite 200                            2001      (Job Placement); prior
Cincinnati, Ohio 45202                         thereto, Chief Executive
(64)                                           Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    23      Franklin Savings
5932 Muddy Creek Road                since     Williams LLP                         and Loan Co.
Cincinnati, Ohio 45233               2001
(46)


Interested Directors and Officers

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen       Other
                          with the     Time           During                by       Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director   Held by Director
---------------------    ---------   --------  ---------------------     --------   ----------------

Harry Rossi*              Director   Director  Director Emeritus, Union     23      Carillon
8548 Wyoming Club Drive              since     Central; former Chairman,            Investments, Inc.
Cincinnati, Ohio 45215               1992      President and Chief
(83)                                           Executive Officer, Union
                                               Central, and Director
                                               Adviser

Steven R. Sutermeister*   Director,  Director  Senior Vice President,       23      Carillon
312 Elm Street            President  since     Union Central; President             Investments, Inc.;
Suite 2525                and Chief  1999      and Chief Executive                  Summit Investment
Cincinnati, OH 45202      Executive            Officer, Adviser.                    Partners, Inc.
(49)

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(54)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Controller Officer   Treasurer, Adviser           NA      NA
312 Elm Street            and        since
Suite 2525                Treasurer  1995
Cincinnati, OH 45202
(45)

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(51)

* Messrs. Rossi and Sutermeister are considered to be "interested persons" of the Fund (within the meaning of the Investment Company Act of 1940) because of their affiliation with the Adviser.

BOARD OF DIRECTORS
The business and affairs of Summit Mutual Funds are managed under the direction of the Board of Directors. All powers of Summit Mutual Funds are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or Summit Mutual Funds' Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of George M. Callard, M.D., Theodore H. Emmerich, Yvonne L. Gray, David C. Phillips and Mary W. Sullivan, each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent accountants and officers to review accounting principles used by Summit Mutual Funds, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2002, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of George M. Callard, M.D., Yvonne L. Gray and David C. Phillips, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2002, the nominating committee held one meeting.
The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202.

Directors owned outstanding shares of Summit Mutual Funds as follows:


                                                                     Aggregate Dollar Range
                                                                      of Equity Securities
                                                                  in ALL Registered Investment
                                 Dollar Range of Equity         Companies Overseen by Director in
Name of Director                 Securities in the Fund          Family of Investment Companies
----------------                 ----------------------         ---------------------------------
George M. Callard, M.D.
Theodore H. Emmerich
Yvonne L. Gray
David C. Phillips
Harry Rossi
Steven R. Sutermeister
Mary W. Sullivan

As of the date of this Statement of Additional Information, no officers or directors of Summit Mutual Funds owned more than 5% of any of the outstanding shares of Summit Mutual Funds. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by Summit Mutual Funds for each meeting of the Board of Directors
attended.  Total fees and expenses incurred for 2002 were $    .

As of December 31, 2002, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of Summit Mutual Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser of principal underwriter of Summit Mutual Funds.

                        Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
George M. Callard, M.D.*
Director
Theodore H. Emmerich
Director
Yvonne L. Gray
Director
David C. Phillips
Director
Harry Rossi
Director
Mary W. Sullivan
Director
Steven R. Sutermeister
Director

* Dr. Callard has deferred his compensation in past years.  As of December 31, 2002, the total amount deferred, including
interest, was $      .

Investment Adviser
Summit Mutual Funds has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Elm Street, Suite 2525,Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are: Steven R. Sutermeister, Director, President and Chief Executive Officer; Harry Rossi, Director; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary. Pursuant to the Agreement, Summit Mutual Funds has retained the Adviser to manage the investment of each Fund's assets, including the placing of orders for the purchase and sale of Fund securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of Summit Mutual Funds. The Adviser continuously furnishes an investment program for each Fund, is responsible for the actual management of each Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for Summit Mutual Funds. The Adviser may utilize the advisory services of subadvisers for one or more of the Funds.

Payment of Expenses
Summit Mutual Funds has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of Summit Mutual Funds' books and records (other than those provided by U. S. Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as Summit Mutual Funds may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of Summit Mutual Funds, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by Summit Mutual Funds.

Each Fund pays all other expenses incurred in its operation and a portion of Summit Mutual Funds' general administration expenses allocated on the basis of the asset size of the respective Funds. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Fund securities, transfer taxes, transaction expenses of the custodian, royalty or license fees, pricing services used by only one or more Funds, and other costs properly payable by only one or more Funds. Expenses which are allocated on the basis of size of the respective Funds include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Fund base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of Summit Mutual Funds' operation properly payable by Summit Mutual Funds and allocable on the basis of size of the respective Funds. The Adviser will pay any expenses of the Money Market Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .10% of that Fund's net assets. The Adviser will pay any expenses of the Short-term Government Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .28% of that Fund's net assets. The Adviser will pay any expenses of the S&P 500 Index Fund, the S&P MidCap 400 Index Fund, the Balanced Index Fund, the Nasdaq-100 Index Fund, the Total Social Impact Fund and the Lehman Aggregate Bond Index Fund, other than the advisory fees for those Funds, to the extent that such expenses exceed .30% of that Fund's net assets. The Adviser will pay any expenses of the Russell 2000 Small Cap Index Fund, other than the advisory fees for the Fund, to the extent that such expenses exceed .40% of that Fund's net assets. The Adviser will also pay any expenses of the EAFE International Index Fund, other than the advisory fee for the Fund, to the extent that such expenses exceed .69% of that Fund's net assets. The Adviser will pay any expenses of the Nasdaq-100 Index Fund Class F and the Total Social Impact Fund Class F, other than the advisory fee for the Fund, to the extent that such expenses exceed .55% of that Fund's net assets. The Adviser will pay any expenses of the Everest Fund Class F, other than the advisory fee for that Fund, to the extent that such expenses exceed .51% of that Fund's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Fund or allocated on the basis of the size of the respective Funds. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Funds and expenses of the Funds assumed by the Adviser, the Funds pay the Adviser monthly compensation calculated daily as described on page 46 of the Prospectus. The compensation for each Fund for the fiscal year ended September 30, 2002 was as follows:

                                 Advisory Fee   Expense Reimbursements
                                                Paid by Adviser
S&P 500 Index Fund                 $
S&P MidCap 400 Index Fund
Russell 2000 Small Cap Index Fund
Nasdaq-100 Index Fund
EAFE International Index Fund
Total Social Impact Fund
Balanced Index Fund
Lehman Aggregate Bond Index Fund
Everest Fund
Bond Fund
Short-term Government Fund
Money Market Fund
High Yield Bond Fund
Emerging Markets Bond Fund
Nasdaq-100 Index Fund Class F
Total Social Impact Fund Class F
Everest Fund Class F


Investment Advisory Agreement and Administrative Services
Agreement
The Investment Advisory Agreement was initially approved by Summit Mutual Funds' Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of Summit Mutual Funds or by a majority of the outstanding shares of Summit Mutual Funds, including a majority of the outstanding shares of each Fund; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by Summit Mutual Funds on 60 days notice, and by the Adviser on 90 days notice.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminates certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Funds and incorporates them into a separate administrative services agreement between Summit Mutual Funds and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001.

Administrative responsibilities including:
* preparing, maintaining, analyzing and reporting on the Funds' and Portfolios' expenses,
* authorizing payment of Fund and Portfolio expenses,
* coordinating completion of annual audits,
* drafting semi-annual and annual financial statements,
* preparing tax returns,
* coordinating Board meetings,
* preparing and filing reports to the SEC and states, and
* coordinating and managing procedures for compliance with federal and state regulations are now eliminated from the Investment Advisory Agreement. Those responsibilities are covered by a separate administrative services agreement between Summit Mutual Funds and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Based upon information provided by management, the Board determined that the additional cost to the Funds is necessary to address the rising burden of administration relative to when the current arrangement was conceived in 1984. Also, Fund expense levels are anticipated to remain near or below comparable funds and industry averages.

The Investment Advisory Agreement provides that the Adviser shall not be liable to Summit Mutual Funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by Summit Mutual Funds or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will also be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Fund shall be effective only if approved by a majority vote of the outstanding voting securities of that Fund. If the shareholders of any one or more of the Funds should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Fund whose shareholders approved the Agreement.

Investment Subadvisory Agreements
The agreement between the Adviser and World Asset Management, a division of Munder Capital Management, as subadviser for the EAFE International Index Fund was last approved by the Summit Mutual Fund's Board of Directors on November 11, 2002, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World Asset Management is subject to the same control and supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay World Asset Management a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Fund's net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on December 29, 2000.

The Agreement between the Adviser and Deutsche Investment Management Americas Inc., as subadviser for the Money Market Fund was last approved by the Fund's Board of Directors on November 11, 2002, including an affirmative vote of a majority of the disinterested directors. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. Deutsche is subject to the same control and supervision by the Fund's Board of Directors as is the Adviser. The Adviser will pay Deutsche a monthly fee computed on a daily basis, at an annual rate, equal to .20% of the first $50,000,000, .15% of the next $200,000,000, .12% of the next
$750,000,000, and .10% of all over $1 billion of the current value of the net assets. The fee is paid by the Adviser, not the Fund. The sole shareholder of the Fund approved the Investment Subadvisory Agreement on April 8, 2002.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to Summit Mutual Funds. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

License Agreement
As stated in the Prospectus, the Total Social Impact (TSI) ratings are the product of collaborative research and analytical efforts conducted by The Total Social Impact Foundation, Inc. in conjunction with a group of academic institutions. The Adviser receives and uses the TSI ratings from The Total Social Impact Foundation, Inc. under an exclusive licensing agreement, and has agreed to pay The Total Social Impact Foundation, Inc. an initial one-time license fee not to exceed $100,000, plus an annual fee equal to .10% of the average net assets of the Total Social Impact Fund. The fee is paid by the Adviser, not the Fund.

Securities Activities of Adviser
Securities held by Summit Mutual Funds may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Funds or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Funds, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Funds) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Code of Ethics
The Adviser, as well as Summit Mutual Funds, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Employees of the Adviser are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in the Adviser's code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

              DETERMINATION OF NET ASSET VALUE

As described on page 47 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the shares of a Fund.

Securities held by the Funds, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the Nasdaq National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

               PURCHASE AND REDEMPTION OF SHARES

The Fund offers its shares, without sales charge, to Union
Central and its exempt separate accounts, as well as to other investors.

Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                               TAXES

Each Fund of the Fund will be treated as a separate entity for federal income tax purposes. Each Fund has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Fund will be relieved from federal income tax on the amounts distributed.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

               FUND TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in Fund securities. In placing orders, it is the policy of the Funds to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Fund of Summit Mutual Funds invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Fund securities transactions of each Fund will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Funds will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During the fiscal year ended September 30, 2002,     % of Summit
Mutual Funds' total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during the fiscal year ended September 30, 2002
were $       .

                            DISTRIBUTOR

Carillon Investments, Inc. serves as the Funds' Distributor or principal underwriter pursuant to a Distribution Agreement with Summit Mutual Funds dated February 25, 2000. Carillon Investments is registered as a broker-dealer under the 1934 Act and is a member of the NASD. The offering of Fund shares is continuous. The Distribution Agreement provides that Carillon Investments, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing prospectuses to persons other than current Fund shareholders, and printing and mailing sales literature. See the section entitled "Administration" for a description of the compensation Carillon Investments receives from the Adviser for providing certain administrative services to Summit Mutual Funds.

Carillon Investments has also entered into a shareholder services agreement with the Adviser under which it supervises and monitors shareholder fulfillment services provided by U. S. Bancorp Fund Services, LLC, and provides certain shareholder services relative to the Summit Apex Series of Funds. In consideration for its services, the Adviser pays Carillon Investments an annual fee of $12,000, and pays or reimburses it for any actual out-of-pocket expenses, as well as for the fees charged by U. S. Bancorp for providing shareholder fulfillment services.

                     GENERAL INFORMATION

Capital Stock
Summit Mutual Funds is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. Summit Mutual Funds was incorporated under the laws of the State of Maryland on January 30, 1984. Summit Mutual Funds is a series fund with twenty-nine classes of stock, one for each Fund (three of which are no longer offered to shareholders). The authorized capital stock of Summit Mutual Funds consists of 760,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                        Authorized Capital Stock
Summit Pinnacle Series
----------------------
Zenith Portfolio                               40,000,000 shares
Bond Portfolio                                 30,000,000 shares
Capital Portfolio*                             30,000,000 shares
S&P 500 Index Portfolio                        30,000,000 shares
Micro-Cap Portfolio*                           20,000,000 shares
S&P MidCap 400 Index Portfolio                 20,000,000 shares
Balanced Index Portfolio                       20,000,000 shares
Lehman Aggregate Bond Index Portfolio          20,000,000 shares
Russell 2000 Small Cap Index Portfolio         20,000,000 shares
Nasdaq -100 Index Portfolio                    20,000,000 shares
EAFE International Index Portfolio             20,000,000 shares


Fund                                        Authorized Capital Stock
Summit Apex Series
------------------
Money Market Fund                             150,000,000 shares
S&P 500 Index Fund                             20,000,000 shares
S&P MidCap 400 Index Fund                      20,000,000 shares
Russell 2000 Small Cap Index Fund              20,000,000 shares
Balanced Index Fund                            20,000,000 shares
Nasdaq-100 Index Fund                          20,000,000 shares
Lehman Aggregate Bond Index Fund               20,000,000 shares
Micro-Cap Fund*                                20,000,000 shares
Bond Fund                                      20,000,000 shares
Everest Fund                                   20,000,000 shares
Total Social Impact Fund                       20,000,000 shares
Short-term Government Fund                     20,000,000 shares
High Yield Bond Fund                           20,000,000 shares
Emerging Markets Bond Fund                     20,000,000 shares
EAFE International Index Fund                  20,000,000 shares
Nasdaq-100 Index Fund Class F                  20,000,000 shares
Total Social Impact Fund Class F               20,000,000 shares
Everest Fund Class F                           20,000,000 shares

 * The Capital Portfolio, Micro-Cap Portfolio and Micro-Cap Fund are no longer offered to shareholders.

The Board of Directors may change the designation of any Fund and may increase or decrease the number of authorized shares of any Fund, but may not decrease the number of authorized shares of any Fund below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in net assets of such Fund remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of Summit Mutual Funds has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, Summit Mutual Funds shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. Summit Mutual Funds intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Fund, only shares of the respective Fund are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of Summit Mutual Funds voting for the election of directors can elect all of the directors of Summit Mutual Funds if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Funds are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Funds. Matters that affect all Funds but where the interests of the Funds are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Fund. Matters affecting only one Fund, such as a change in its fundamental policies, are voted on separately by that Fund.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of Summit Mutual Funds.

The phrase "a majority of the outstanding voting securities" of a Fund (or of Summit Mutual Funds) means the vote of the lesser of: (1) 67% of the shares of the Fund (or Summit Mutual Funds) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or Summit Mutual Funds).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to Summit Mutual Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Funds that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds, except the Money Market Fund. The effective date of the reverse stock split is anticipated to be during the first quarter of 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Fund's fundamental investment objectives and policies, etc.) regardless of the views of shareholders.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which Summit Mutual Funds has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                       INDEPENDENT AUDITORS

The financial statements of Summit Mutual Funds have been audited by Deloitte & Touche LLP, 2 Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, as indicated in their report dated November 15, 2002 which, along with the financial statements, is included herein.


                         APPENDIX A

    S&P, FRANK RUSSELL, NASDAQ, EAFE AND TOTAL SOCIAL IMPACT
                           DISCLAIMERS

S&P 500
The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P Midcap 400 Index", and "Standard & Poor's Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P Midcap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of the Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P Midcap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT MUTUAL FUNDS, BENEFICIAL OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000
The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any
or all securities upon which the Index is based.   FRANK RUSSELL
COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

NASDAQ
"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. "Nasdaq" and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq 100 Index Fund. The Nasdaq 100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq 100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

EAFE
The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TOTAL SOCIAL IMPACT
The Total Social Impact Fund is not sponsored, endorsed, sold or promoted by The Total Social Impact Foundation,
Inc. ("TSI"). TSI makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of The Total Social Impact
Ratings ("TSI Ratings") to track general stock market performance. TSI's only relationship to Summit Investment
Partners, Inc. and Summit Mutual Funds is the licensing of certain trademarks and trade names of the TSI and of the TSI Ratings which are determined, composed and calculated by TSI without regard to Summit Investment Partners, Inc.
or this Fund. TSI has no obligation to take the needs of the Summit Investment Partners, Inc., Summit Mutual Funds or the owners of this Fund into consideration in determining, encompassing or calculating the TSI Ratings.
TSI is not responsible for and has not participated in the determination of the prices and amount of this Fund or the timing of the issuance or sale of this Fund or in the determination or calculation of the equation by which this Fund is to be converted into cash. TSI has no obligation or liability in connection with the administration, marketing or trading of this Fund.

TSI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS
OF THE TSI RATINGS OR ANY DATA INCLUDED THEREIN AND TSI
SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR
INTERRUPTIONS THEREIN.  TSI MAKES NO WARRANTY, EXPRESS OR
IMPLIED, AS TO RESULTS TO BE OBTAINED BY SUMMIT INVESTMENT
PARTNERS, INC., SUMMIT MUTUAL FUNDS, OWNERS OF THIS FUND,
OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE TSI
RATINGS OR ANY DATA INCLUDED THEREIN. TSI MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR USE WITH RESPECT TO THE TSI RATINGS OR ANY DATA
INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN
NO EVENT SHALL TSI HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING
LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH
DAMAGES.

                              PART C


                        OTHER INFORMATION

SUMMIT MUTUAL FUNDS, INC.

PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(e) Distribution Agreement - previously filed (Post-Effective Amendment No. 26 - April 12, 2000)
(f) Not Applicable
(g) (1) Custodian Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
    (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2 , 1984)
(j) Consent of Deloitte & Touche, LLC - to be filed by amendment
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Not Applicable
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics - previously filed (Post-Effective Amendment No. 27 - April 28, 2000)

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the entities controlled by Union Central, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.  The Union Central Life Insurance Company (Ohio)

    A. Carillon Investments, Inc. (Ohio) -100% owned

    B. Carillon Marketing Agency, Inc. (Delaware) -100% owned

       a. Carillon Marketing Agency of Alabama, Inc. (Alabama)
          - 100% owned

       b. Carillon Marketing Agency of Idaho, Inc. (Idaho) -100% owned

       c. Carillon Marketing Agency of Kentucky, Inc. (Kentucky)
          - 100 owned

       d. Carillon Marketing Agency of Maine, Inc. (Maine) -
          100% owned

       e. Carillon Insurance Agency of Massachusetts, Inc.
          (Massachusetts) - 100% owned

       f. Carillon Marketing Agency of New Mexico, Inc. (New
          Mexico) - 100% owned

       g. Carillon Marketing Agency of Ohio, Inc. (Ohio) -100% owned

       h. Carillon Marketing Agency of Pennsylvania, Inc.
          (Pennsylvania) 100% owned

       i. Carillon Marketing Agency of Texas, Inc. (Texas) -
          100% owned

       j. Carillon Marketing Agency of Wyoming, Inc. (Wyoming) -
          100% owned

       k. Carillon Marketing Agency of Nevada, Inc. (Nevada) -
          100% owned

    C. Summit Investment Partners, Inc. (Ohio) - 100% owned

    D. Family Enterprise Institute, Inc. (Delaware) -100% owned

    E. PRBA, Inc. (California) - 100% owned

       a. Price, Raffel & Browne Administrators, Inc. (Delaware)
          - 100% owned

    F. Summit Investment Partners, LLC (Ohio) - 100% owned

II. Summit Mutual Funds, Inc. (Maryland)  - At September 30,
    2002, The Union Central Life Insurance Company owned 99% of the outstanding shares of Summit Mutual Funds, Inc.


Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.


Name and           Position with    Principal Occupation(s)
Address            the Adviser      During Past Two Years
-----------------------------------------------------------
Steven R.          Director,        Senior Vice President, Union Central;
Sutermeister       President        Director, President and Chief
                   and Chief        Executive Officer, Summit Group of
                   Executive        Mutual Funds; Director, Carillon
                   Officer          Investments, Inc.

Gary T. Huffman    Director         Executive Vice President, Union Central

Dale D. Johnson    Director         Senior Vice President, Union Central

D. Stephen Cole    Vice President   Vice President, Adviser

Thomas G. Knipper  Treasurer        Controller and Treasurer,
                                    Summit Group of Mutual Funds

John F. Labmeier   Secretary        Vice President, Associate General Counsel
                                    and Assistant Secretary, Union Central;
                                    Vice President and Secretary, Summit
                                    Group of Mutual Funds and Carillon
                                    Investments, Inc.

John M. Lucas      Assistant        Second Vice President, Counsel and
                   Secretary        Assistant Secretary, Union Central;
                                    prior thereto, Counsel and Assistant
                                    to Secretary, Union Central

The business address of Messrs. Sutermeister, Cole and Knipper is 312 Elm Street, Cincinnati, Ohio 45202. The business address of Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross
Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

(a) Carillon Investments, Inc., the principal underwriter for Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240, except for Mr. Sutermeister, whose address is 312 Elm Street, Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc. Position with Registrant

Name and Position with
Carillon Investments, Inc.     Position with Registrant
-------------------------------------------------------
Gary T. Huffman                None
Director

Elizabeth G. Monsell           None
Director and President

Harry Rossi                    Director
Director

Steven R. Sutermeister         Director, President and Chief
Director                       Executive Officer

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Bernard A. Breton              None
Vice President and
Compliance Officer

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

John R. Feldman                None
Assistant Vice President

Melissa A. MacKendrick         None
Assistant Treasurer

 (c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 25th day of November, 2002.


                                      SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: /s/ John F. Labmeier      By: /s/ Steven R. Sutermeister
                                  Steven R. Sutermeister, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                           Title             Date
---------                           -----             ----
/s/Steven R. Sutermeister           President and          11/25/02
   Steven R. Sutermeister           Director
                                    Principal
                                    Executive Officer

/s/Thomas G. Knipper                Controller and         11/25/02
   Thomas G. Knipper                Treasurer
                                    (Principal
                                    Financial and
                                    Accounting Officer

*/s/George M. Callard, M.D.         Director               11/25/02
  George M. Callard, M.D.

*/s/Theodore H. Emmerich            Director               11/25/02
  Theodore H. Emmerich

*/s/Yvonne L. Gray                  Director               11/25/02
  Yvonne L. Gray

*/s/David C. Phillips               Director               11/25/02
  David C. Phillips

*/s/Harry Rossi                     Director               11/25/02
   Harry Rossi

*/s/Mary W. Sullivan                Director               11/25/02
  Mary W. Sullivan

*/By John F. Labmeier, pursuant to Power of Attorney previously filed.

TABLE OF EXHIBITS



     (j)  Consent of Deloitte & Touche LLP*








__________________________________________

* To be filed by amendment